EXHIBIT 10I

     Standard form of Lease Agreement, dated October 22, 1986 between Fred Meyer, Inc., as Lessee (Company) (or a wholly owned subsidiary) and Fred Meyer Real Estate Properties, Ltd., as Lessor, (FMREP) under which 36 stores and other locations (Premises) were subleased to the Company (or a wholly owned subsidiary); an Assignment of Master Lease wherein FMREP assigned its interests in the Premises to Metropolitan Life Insurance Company, a New York corporation
(MET) was entered into on November 25, 1986; a Collateral Matters Agreement and an Indemnification Agreement each dated November 25, 1986 between the Company and the MET; and a First Amendment to Lease Agreement dated November 25, 1986 for the Premises; Modification to Master Lease Agreement entered into as of February 4, 1997 between the MET, as Landlord and the Company, as Tenant/lessee relating to 29 leases and Termination of Master Lease entered into as of February 4, 1997 with respect to six Premises and one distribution center. See Appendices described below and attached hereto.

                                                        Appendix of
                                                        Nonstandard
   No.              Location                            Provisions
   ---              --------                            ----------

   1      (Dimond) Anchorage, AK                  Appendix 10I    (1)
   2      Juneau, AK                              Appendix 10I    (2) (T)
   3      (Glenwood) Boise, ID                    Appendix 10I    (3)
   4      Nampa, ID                               Appendix 10I    (4)
   5      Columbia Falls, MT                      Appendix 10I    (5) (T)
   6      Kalispell, MT                           Appendix 10I    (6) (T)
   7      Albany, OR                              Appendix 10I    (7)
   8      Beaverton, OR                           Appendix 10I    (8)
   9      Coos Bay, OR                            Appendix 10I    (9)
  10      Corvallis, OR                           Appendix 10I   (10)
  11      (Division St) - Portland, OR            Appendix 10I   (11)
  12      (East) Salem, OR                        Appendix 10I   (12)
  13      Medford, OR                             Appendix 10I   (13)
  14      (North) Salem, OR                       Appendix 10I   (14)
  15      Oregon City, OR                         Appendix 10I   (15)
  16      (New) Roseburg, OR                      Appendix 10I   (16)
  17      Roseburg (#2), OR                       Appendix 10I   (17) (T)
  18      (Santa Clara), Eugene, OR               Appendix 10I   (18)
  19      Springfield, OR                         Appendix 10I   (19)
  20      (South) Salem, OR                       Appendix 10I   (20)
  21      The Dalles, OR                          Appendix 10I   (21)

                                                        Appendix of
                                                        Nonstandard
   No.              Location                            Provisions
   ---              --------                            ----------

   22     Tualatin, OR                            Appendix 10I   (22)
   23     (West) Eugene, OR                       Appendix 10I   (23)
   24     Aurora, WA                              Appendix 10I   (24)
   25     Bellingham, WA                          Appendix 10I   (25)
   26     Everett, WA                             Appendix 10I   (26)
   27     (Fourth Plain) Vancouver, WA            Appendix 10I   (27) (T)
   28     (Lynnwood) Seattle, WA                  Appendix 10I   (28)
   29     Longview, WA                            Appendix 10I   (29)
   30     (Mill Plain) Vancouver, WA              Appendix 10I   (30)
   31     Puyallup, WA                            Appendix 10I   (31)
   32     Richland, WA                            Appendix 10I   (32)
   33     (Tacoma) Lakewood, WA                   Appendix 10I   (33) (T)
   34     (Tacoma) Pacific, WA                    Appendix 10I   (34)
   35     (Tacoma) Stevens, WA                    Appendix 10I   (35)
   36     (Distribution Center) Clackamas, OR     Appendix 10I   (36) (T)

                                Appendix 10I (1)
                             (Dimond) Anchorage, AK

                          MODIFICATION TO MASTER LEASE
                            ((Dimond) Anchorage, AK)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER OF ALASKA, INC., an Alaska corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     1. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease. The "Basic Amount" will not be adjusted for the option price of any pad/parcel which Landlord conveys to Tenant pursuant to the Pad Agreement (as defined below).

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease). Either party may require that a "short form" lease or modification instrument be recorded to evidence the terms of this Modification, provided that the document to be recorded will not state the rental amounts specified in paragraph 3 above.

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                     If to Fred Meyer:

Metropolitan Life Insurance Company     Fred Meyer, Inc.
Real Estate Investments                 Real Estate Division
101 Lincoln Centre Drive, 6th Floor     3800 SE 22nd Avenue
Foster City, California  94404          Portland, Oregon  97202
Attention: Assistant Vice President     Attention:  Senior Vice President,
Telephone No. (415) 574-8181                        Director of Real Estate
Telecopy No. (415) 349-4615             Telephone No. (503) 797-3450
                                        Telecopy No. (503) 797-3539
With a copy to:
                                        If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company     the address for notices will not be the
Real Estate Investments                 street address shown herein but will be:
200 Park Avenue                         PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -     With a copy to:
            Real Estate Investments
                                        Fred Meyer, Inc.
                                        Real Estate Division
                                        3800 SE 22nd Avenue
                                        Portland, Oregon  97202
                                        Attention:  Corporate Real Estate
                                                    Counsel
                                        Telephone No. (503) 797-7390
                                        Telecopy No. (503) 797-5623



          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                               METROPOLITAN LIFE INSURANCE
                                        COMPANY, a New York corporation


                                        By: EDWARD J. HAYES
                                           ------------------------------------
                                        Name:  Edward J. Hayes
                                             ----------------------------------
                                        Title: Asst. V.P.
                                              ---------------------------------


TENANT:                                 FRED MEYER OF ALASKA, INC., an Alaska
                                        corporation


                                        By:  SCOTT L. WIPPEL
                                           ------------------------------------
                                        Name:  Scott L. Wippel
                                             ----------------------------------
                                        Title:  V.P.
                                              ---------------------------------

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V. P. of FRED MEYER OF ALASKA, INC., an Alaska corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99



STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A

                                   DIAMOND, AK



Description of the Real Estate

PARCEL NO. 1:
------------

Tract A-Two B (A-2B), LAKEVIEW TERRACE TRACTS, according to Plat 84-353, filed in the Anchorage Recording District, Third Judicial District, State of Alaska, EXCEPT that portion described in Declaration of Taking recorded May 6, 1985 in Book 1261 at pages 944-965.

PARCEL NO. 2:
------------

An easement for ingress and egress and incidental purposes across the common boundary line between Tracts A-2-B and A-2-C according to Plat 84-353, with no specific location defined, as set forth by instrument recorded January 16, 1984 in Book 1033 at page 270.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $1,120,996.55 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $932,465.31 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $891,701.80 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (2)(T)
                                   Juneau, AK

Recordation Requested by
         and
After recordation return to:

Stoel Rives LLP
Attention:  David W. Green
950 Port of Portland Building
700 NE Multnomah
Portland, OR  97232                     (Space reserved for recorder's use)
-------------------------------------------------------------------------------

                TERMINATION AGREEMENT AND ASSIGNMENT OF INTERESTS
                                (Juneau, Alaska)

     This Termination Agreement and Assignment of Interests (this "Agreement"), dated as of the day of February, 1997 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, Real Estate Investments, 101 Lincoln Centre Drive, 6th Floor, Foster City, California 94404 (hereinafter referred to as "Landlord"), as landlord/lessor (by assignment) under the Master Lease described below, and FRED MEYER OF ALASKA, INC., an Alaska corporation, c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121(hereinafter referred to as "Tenant"), as tenant/lessee under such Master Lease.

     Landlord has leased to Tenant, and Tenant has leased from Landlord, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest, FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon limited partnership, as landlord/lessor, and Tenant, as tenant/lessee, dated October 22, 1986, as amended (the "Master Lease"). Such Master Lease was an amended and restated lease, which modified and restated one or more prior leases of the Premises. Evidence of such Master Lease and such prior lease or leases is evidenced of record by certain memoranda of leases and/or other instruments listed on the attached Exhibit B (the "Memoranda").

     Tenant, as lessee of FRED MEYER REAL ESTATE PROPERTIES, LTD. pursuant to a Lease Agreement dated October 22, 1986 and recorded on December 9, 1986 in the Official Records of Juneau Recording District, Alaska, in Book 280 at page 149, holds the lessor's interest under and to existing leases affecting portions of the Premises (for purposes

-------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121
Property tax account No.: 5B1501000020
-------------------------------------------------------------------------------

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997
hereof, the "Subleases"). Tenant's interest in such Subleases was then assigned, for collateral purposes, to Landlord at the closing of Landlord's purchase of the Premises, pursuant to the terms of an Assignment of Leases and/or Rents (the "Assignment"), by Tenant as assignor in favor of Landlord as assignee, which is more particularly described on the attached Exhibit B.

     The parties desire to evidence of record a termination of the Master Lease and to effect and record a termination of the Memoranda and release and reconveyance to Tenant of the interest of Landlord under the Assignment, in connection with the closing of the purchase of the Premises by Tenant, as evidenced by a deed being recorded on the same date as this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Termination of Master Lease and Memoranda.

          The Master Lease and Memoranda listed on the attached Exhibit B are terminated as of the date of closing by Tenant of its acquisition of the Premises pursuant to the terms set forth herein, which is being effected simultaneously herewith (the "Termination Date"). As of the Termination Date, Landlord releases and assigns to Tenant all right, title and interest of Landlord pursuant to the Assignment and Tenant assumes all obligations under the Assignment.

          Effective as of the Termination Date, except as provided in paragraph 2 below, the parties shall have no further rights or obligations under the Master Lease.

     2.   Nature of Termination; No Release of Accrued Obligations.

          The termination hereunder is in the nature of an acceleration of the original expiration date of the Master Lease in connection with the purchase of the Premises by Tenant, and neither this Agreement nor the termination of the Master Lease shall in any way:

               (a) be deemed to excuse or release Tenant from any obligation or liability, including without limitation any obligation or liability under provisions of the Master Lease to indemnify, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Master Lease, which obligation or liability (i) first arises prior to the Termination Date, or
(ii) arises out of or is incurred in connection with events or other matters which took place prior to the Termination Date, or

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

               (b) affect any obligation under the Master Lease which by its terms is intended to survive the expiration or sooner termination of the Master Lease.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

TENANT:                                 FRED MEYER OF ALASKA, INC., an Alaska
                                        corporation

                                        By:  SCOTT L. WIPPEL
                                           ------------------------------------

                                        Title:  Vice President
                                              ---------------------------------


LANDLORD:                               METROPOLITAN LIFE INSURANCE COMPANY,
                                        a New York corporation


                                        By:  EDWARD J. HAYES
                                           ------------------------------------

                                        Name:  Edward J. Hayes
                                             ----------------------------------

                                        Title:  Ass't. V.P.
                                              ---------------------------------


STATE OF OREGON              )
                             ) ss.
County of Multnomah          )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Vice President of FRED MEYER OF ALASKA, INC., an Alaska corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  6/8/99



Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

STATE OF OREGON
                                   ss.       [NOTARY SEAL]
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Edward J. Hayes, as Asst. Vice President of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   RP BUSHNELL
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires  9/20/97


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

                                    EXHIBIT A
                                (Juneau, Alaska)


A tract of land in U.S. Surveys 1195, 1852, and 3800 including accretion thereto, Juneau Recording District, First Judicial District, State of Alaska, described as:

BEGIN at the Northwest corner (corner 5) of U.S. Survey 1852, run thence North 82(degree) 57' 30" East, on the North line of U.S. Survey 1852, a distance of
293.76 feet to the Westerly line of the access road conveyed by deed recorded June 6, 1972 in Book 101 at Page 164, thence South 8(degree) 55' 43" West, on said Westerly line, 537.19 feet to the Northerly line of Egan Expressway; thence South 89(degree) 10' 09" West, on said Northerly line, 210.48 feet; thence on a 1,814.61 foot radius curve to the right 858.17 feet, the chord of which bears North 77(degree) 16' 57" West 850.19 feet; thence North 13(degree) 39' 42" East
360.04 feet to the Southerly line of Glacier Highway; thence Easterly on said highway line on a 1,973.73 foot radius curve to the left, 585.35 feet, the chord of which bears South 84(degree) 50' 04" East 583.21 feet; thence North 85(degree) 33' 05" East 100.69 feet to the Westerly line of U.S. Survey 3800; thence North 85(degree) 16' 51" East 65.59 feet to the point of beginning,

EXCEPT THEREFROM that part conveyed to the State of Alaska by deed recorded May 20, 1986 in Book 270 at Page 895.

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

             Exhibit B - List of Matters of Record to be Terminated
                                (Juneau, Alaska)


1.       Lease, including terms and provisions thereof:
         Lessor:         Fred Meyer Real Estate Properties, Ltd.
         Lessee:         Fred Meyer of Alaska, Inc.
         Term:           Primary term for 20 years
         Dated:          October 22, 1986
         Recorded:       December 9, 1986
         Book:           280       Page:  149

         Lessor's interest has been assigned and is now held of record by Metropolitan Life Insurance Company, a New York corporation, by instrument recorded December 2, 1986, in Book 280 at Page 243.

         As modified by Memorandum of First Amendment to Lease Agreement recorded December 9, 1986, in book 280 at Page 248

2.       Lease, including terms and provisions thereof:
         Lessor:         Fred Meyer Real Estate Properties, Ltd.
         Lessee:         Fred Meyer of Alaska, Inc.
         Term:           Up to 7 renewal terms of 5 years each or up to 35 years
         Dated:          November 25, 1986
         Recorded:       December 9, 1986
         Book:           280       Page:  145

         Lessor's interest has been assigned and is now held of record by Metropolitan Life Insurance Company, a New York corporation, by instrument recorded December 2, 1986, in Book 280 at Page 243.

         As modified by Memorandum of First Amendment to Lease Agreement recorded December 9, 1986, in book 280 at Page 248



Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

                                Appendix 10I (3)
                              (Glenwood) Boise, ID

                          MODIFICATION TO MASTER LEASE
                             ((Glenwood) Boise, ID)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     3. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623


          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A

                              IDAHO - GLENWOOD, ID


                               LEGAL DESCRIPTION

A Tract of Ground lcoated in the Northeast quarter of the Northeast quarter and Northwest quarter, Northeast quarter Section 36, Township 4 North, Range 1 East, Boise-Meridian, and the Southeast quarter, Southeast quarter and southwest quarter, Southeast quarter Section 25, Township 4 North, Range 1 East, Boise-Meridian, Ada County, Idaho, more particularly described below:

Beginning at the Southeast corner of the Northeast quarter, Northeast quarter
Section 36, Township 4 North, Range 1 East, Boise Meridian, Ada County, Idaho, thence South 89(degree)26'35" West 965.35 feet along the South boundary of said Northeast quarter of the Northeast quarter of Section 36 to a point on the Easterly right-of-way of Glenwood Street, thence Northerly along said right of way the following bearings and distances: North 10(degree)36'55" West 159.72 feet North 7(degree)07'40" East 219.91 feet, North 1(degree)55'56" West 51.43 feet, North 3(degree)44'14" West 117.76 feet, North 11(degree)50'04" West 73.82 feet, North 29(degree)33'52" West 371.18 feet, North 32(degree)09'52" West
159.81 feet, North 57(degree)47'36" East 17.00 feet, North 33(degree)39'55" West
76.00 feet, thence leaving said right-of-way of Glenwood Street North 28(degree)13'23" East 47.31 feet, thence North 62(degree)01'08" West 20.00 feet, thence South 28(degree)10'03" West 36.61 feet, thence continuing along said Easterly Glenwood right-of-way North 33(degree)18'36" West 34.60 feet North 26(degree)59'37" West 151.24 feet North 1(degree)16'29" East 25.72 feet North 70(degree)18'03" East 43.74 feet, thence South 54(degree)56'28" East 1,642.91 feet along the Southerly right-of-way of Chinden Boulevard, thence South 0(degree)13'06" East 416.62 feet along the East boundary of said Northeast quarter, Northeast quarter Section 36, Township 4 North, Range 1 East, Boise-Meridian, Ada County, Idaho to The Point of Beginning.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $539,276.38 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $448,579.89 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $428,969.84 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (4)
                                   Nampa, ID

                          MODIFICATION TO MASTER LEASE
                                   (Nampa, ID)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     4. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease. The "Basic Amount" will not be adjusted for the option price of any pad/parcel which Landlord conveys to Tenant pursuant to the Pad Agreement (as defined below).

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98




Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                    NAMPA, ID

The land referred to                     is situated in the State of Idaho,
County of Canyon and is described as follows:

A parcel of land in the Northwest one quarter of the Northwest one quarter of
Section 22 and the Northeast one quarter of Section 21 all in Township 3 North, Range 2 West, Boise Meridian Canyon County, Idaho described as follows:

Commencing at a brass cap monument marking the Northeast corner of said Section 21, Township 3 North, Range 2 West, Boise Meridian; thence South along the Section Line common to Sections 21 and 22 a distance of 589.56 feet (shown of record to be South 0(degree)33'59" West) to a steel pin that is 175.0 feet Southwesterly from the centerline of the mainline tracts of the Oregon Shortline Railroad Company and The True Point of Beginning; thence South 46(degree)33'36" East (shown of record to be South 46(degree)16'10" East) 131.77 feet parallel with said mainline tracts a steel pin; thence South 6(degree)03'02" West (shown of record to be South 6(degree)20'29" West) 216.06 feet to a steel pin, thence South 0(degree)33'10" West 208.75 feet (shown of record to be South 0(degree) 50'37" West) to a steel pin; thence along a curve to the right 188.76 feet, said curve having a radius of 1,362.39 feet, a central angle of 7(degree)56' 18" and a long chord bearing South 10(degree)01'05" West 188.61 feet to a steel pin on the Westerly right-of-way boundary of State of Idaho Highway No. 30 Spur, Project No.U-UG-3281(9) and the Northerly boundary of Phyllis Canal; thence along the Northerly boundary of Phyllis Canal North 71(degree)10'15" West (shown of record to be North 71(degree)16' West) 40.24 feet to a steel pin that is North 49.95 feet from the Southwest corner of the Northwest Quarter of the Northwest Quarter of said Section 22; thence continuing along the Northerly right-of-way of Phyllis Canal North 71(degree)10'15" West 1,134.04 feet (shown of record to be North 71(degree)16' West 1,130.7 feet) to a steel pin; thence South 63(degree)30'53" West (shown of record to be South 63(degree)11' West along the Northerly right-of-way of Phyllis Canal 17.61 feet to a steel pin on the Northeasterly right-of-way of U.S. Highway No. 30 Project No. STS-3281(537) said steel pin also being the most Easterly corner of that parcel described in Instrument No. 654426 Record of Canyon County; thence along said right-of-way boundary along a 950.53 foot radius curve to the right 137.45 feet, said curve having a central angle of 8(degree)17'06" and a chord bearing North 51(degree) 21'18" West (shown of record to be North 50(degree)25'01" West 137 feet) 137.33 feet to a steel pin; thence continuing along said Highway right-of-way North 45(degree)57'02" West (shown of record to be North 46(degree) 16'42" West) 13.28 feet to a steel pin; thence continuing along said Highway right-of-way North 46(degree)33'36" West (shown of record to be North 45(degree)40'08" West) 127.00 feet to a steel pin, said steel pin being North 45(degree)04'17" East 6.00 feet from a steel pin marking The Real Point of Beginning for that parcel described in Instrument No. 654426, Records of Canyon County, Idaho, thence North 45(degree)04'17" East (shown of record to be North 44(degree)50' East) 374.19 feet to a steel pin that is 800.0 feet Southwesterly from the centerline of the Oregon Shortline Railroad mainline tracks; thence Southeasterly along a 113.33 feet radius curve to the right 108.16 feet, said curve having a central angle of 54(degree)40' 46" and a long chord bearing South 88(degree)05' 23" East 104.10 feet (shown of record to have a central angle of 55(degree)32', a radius of 111.0 feet and a chord bearing South 88(degree) 31' East 104.0 feet) to a steel pin; thence South 60(degree)45'00" East 127.70 feet to a steel pin; thence East 612.70 feet (shown of record to be East 612.70 feet to a steel pin); thence South 44(degree)19'06" East (shown of record to be South 44(degree)18'35" East) 293.47 feet to a steel pin on the Section Line common to said Sections 21 and 22, Township 3 North, Range 2 West, Boise Meridian; thence North 158.04 feet to The True Point of Beginning.

ALSO

A parcel of land in the Northeast Quarter of Section 21, Township 3 North, Range 2 West, Boise Meridian, Canyon County, Idaho described as follows:

Beginning at the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 21, Township 3 North, Range 2 West, Boise Meridian, Canyon County, Idaho, which point is The True Point of Beginning, thence South along the East boundary line of said Section 21 a distance of 102.91 feet to a steel pin on the Northerly boundary line of 2nd Street South Extension Survey, Project No. STS-3281(537) Highway Survey; thence Northwesterly along a 64.00 foot radius curve right 24.51 feet, the long chord of which bears North 57(degree)46'33" West 24.36 feet (shown of record to be North 57(degree)31'32" West 24.92) to a Highway right-of-way monument; thence continuing along said right-of-way North 46(degree)19'26" West 18.37 feet (shown of record to be North 46(degree)17'24" West 18.49 feet to a Highway right-of-way monument; thence continuing along said right-of-way Northwesterly along a 1,008.93 foot radius curve left 179.07 feet, the long chord of which bears North 53(degree)55'17" West 178.84 feet (shown of record to be North 53(degree)39'14" West 180.41 feet) to a steel pin; thence leaving said right-of-way North 43(degree)09'32" East 32.72 feet (shown of record to be North 43(degree)11' East 32.72 feet) to a steel pin on the Southerly boundary line of Phyllis Canal; thence along the Southerly boundary line of Phyllis Canal South 71(degree)35'14" East 164.47 feet (shown of record to be South 71(degree)16' East 165.40 feet To The True Point of Beginning.

Together with an EASEMENT AGREEMENT dated July 1, 1985, between McDonald's Corporation, a Delaware corporation and Fred Meyer Real Estate Properties, LTD., an Oregon Limited Partnership, recorded November 25, 1985 as Document No. ____________ records of ______________________________.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $353,322.00 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $293.899.67 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $281,051.59 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                               Appendix 10I (5)(T)
                               Columbia Falls, MT

Recordation Requested by
         and
After recordation return to:

Stoel Rives LLP
Attention:  David W. Green
950 Port of Portland Building
700 NE Multnomah
Portland, OR  97232                     (Space reserved for recorder's use)
-------------------------------------------------------------------------------



                TERMINATION AGREEMENT AND ASSIGNMENT OF INTERESTS
                            (Columbia Falls, Montana)

     This Termination Agreement and Assignment of Interests (this "Agreement"), dated as of the day of February, 1997 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor (by assignment) under the Master Lease described below, and B & B STORES, INC., a Montana corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Master Lease.

     Landlord has leased to Tenant, and Tenant has leased from Landlord, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest, FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon limited partnership, as landlord/lessor, and Tenant, as tenant/lessee, dated October 22, 1986, as amended (the "Master Lease"). Such Master Lease was an amended and restated lease, which modified and restated one or more prior leases of the Premises. Evidence of such Master Lease and such prior lease or leases is evidenced of record by certain memoranda of leases and/or other instruments listed on the attached Exhibit B (the "Memoranda").

     Tenant, as assignee of FRED MEYER REAL ESTATE PROPERTIES, LTD. pursuant to an Assignment of Leases and Rents dated October 22, 1986 and recorded on December 9, 1986 in the Official Records of Flathead County, Montana as Document No. 86-343-10120 holds the lessor's interest under and to existing leases affecting portions of the Premises (for purposes hereof, the "Subleases"). Tenant's interest in such Subleases was then assigned, for collateral purposes, to Landlord at

-------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121
Property tax account No.: 7605923000, 760748700, 760748750
-------------------------------------------------------------------------------

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997
the closing of Landlord's purchase of the Premises, pursuant to the terms of an Assignment of Leases and/or Rents (the "Assignment"), by Tenant as assignor in favor of Landlord as assignee, which is more particularly described on the attached Exhibit B.

     The parties desire to evidence of record a termination of the Master Lease and to effect and record a termination of the Memoranda and release and reconveyance to Tenant of the interest of Landlord under the Assignment, in connection with the closing of the purchase of the Premises by Tenant, as evidenced by a deed being recorded on the same date as this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Termination of Master Lease and Memoranda.

          The Master Lease and Memoranda listed on the attached Exhibit B are terminated as of the date of closing by Tenant of its acquisition of the Premises pursuant to the terms set forth herein, which is being effected simultaneously herewith (the "Termination Date"). As of the Termination Date, Landlord releases and assigns to Tenant all right, title and interest of Landlord pursuant to the Assignment and Tenant assumes all obligations under the Assignment.

          Effective as of the Termination Date, except as provided in paragraph 2 below, the parties shall have no further rights or obligations under the Master Lease.

     2.   Nature of Termination; No Release of Accrued Obligations.

          The termination hereunder is in the nature of an acceleration of the original expiration date of the Master Lease in connection with the purchase of the Premises by Tenant, and neither this Agreement nor the termination of the Master Lease shall in any way:

               (a) be deemed to excuse or release Tenant from any obligation or liability, including without limitation any obligation or liability under provisions of the Master Lease to indemnify, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Master Lease, which obligation or liability (i) first arises prior to the Termination Date, or
(ii) arises out of or is incurred in connection with events or other matters which took place prior to the Termination Date, or

               (b) affect any obligation under the Master Lease which by its terms is intended to survive the expiration or sooner termination of the Master Lease.

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

TENANT:                            B & B STORES, INC.,
                                   a Montana corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------
                                   Name:  Scott L. Wippel
                                        ---------------------------------------
                                   Title:  Vice President
                                        ---------------------------------------


LANDLORD:                          METROPOLITAN LIFE INSURANCE COMPANY,
                                   a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------
                                   Name:  Edward J. Hayes
                                        ---------------------------------------
                                   Title:  Ass't V.P.
                                         --------------------------------------






STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Scott L. Wippel, as Vice President of B & B STORES, INC., a Montana corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires:  6/8/99

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Edward
J. Hayes, as Asst. Vice President of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   RP BUSHNELL
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires  9/20/97

                                   [NOTARY SEAL]


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                    EXHIBIT A
                            (Columbia Falls, Montana)


PARCEL 1:
Lots 1 through 15 inclusive in Block 29 of Columbia Falls Townsite, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

AND

That portion of vacated alley running through said Block 29 of Columbia Falls Townsite affixing to the above described property.

AND

Lots 9, 10 and 15 in Block 20 of Columbia Falls Townsite, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

AND

Lot 11 in Block 36 of Columbia Falls Townsite, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

PARCEL 2:
Lots 1 and 2 in Block 36 of Columbia Falls Townsite, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

PARCEL 3:
That portion of Fifth Street East vacated between Nucleus Avenue and First Avenue East, and further described as being between Block 29 and 36 of Columbia Falls Townsite, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

             Exhibit B - List of Matters of Record to be Terminated
                            (Columbia Falls, Montana)


1. Memorandum of Lease upon the terms, conditions and covenants contained in the lease:
     RECORDED:      August 10, 1966 in Book 482, Page 503, as Doc. No. 5553,
                    records of Flathead County, Montana.
     LESSOR:        Roundup Properties, Inc.
     LESSEE:        B & B Food Markets, Inc.
     AFFECTS:       Parcel 1

2.   Assignment of the Lease interest under said lease:
     RECORDED:      February 8, 1982, in Book 732, Page 616, as Doc. No. 1555,
                    records of Flathead County, Montana.
     ASSIGNOR:      Fred Meyer Properties, Inc., formerly Roundup Properties,
                    Inc.
     ASSIGNEE:      Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership.
     AFFECTS:       Parcel 1

3.   Assignment of the Lease interest under said lease:
     RECORDED:      February 8, 1982, in Book 732, Page 619, as Doc. No. 1556,
                    records of Flathead County, Montana.
     ASSIGNOR:      Roundup Co., successor by merger to B & B Stores, Inc.,
                    formerly B & B Food Markets, Inc.
     ASSIGNEE:      B & B Acquisition Corporation, a Montana corporation
     AFFECTS:       Parcel 1

4. Said lease was restated and amended by Unrecorded Restated and Amended Lease disclosed by:

     Memorandum of Lease upon the terms, conditions and covenants contained in the lease:
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10110, records of
                    Flathead County, Montana.
     LESSOR:        Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership
     LESSEE:        B & B Stores, Inc., a Montana corporation, (formerly known as B & B Acquisition Corporation).
     AFFECTS:       Parcels 1, 2 & 3

5.   Assignment of the Lessors interest under said lease:
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10120, Records of
                    Flathead County, Montana.
     ASSIGNOR:      Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership
     ASSIGNEE:      B & B Stores, Inc., a Montana corporation

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

     AFFECTS:       Parcels 1, 2 & 3

6.   Assignment of the Master Lease interest under said lease:
     DATED:         November 25, 1986
     RECORDED:      December 9, 1986, As Doc. No. 86-343-10140, records of
                    Flathead County, Montana.
     ASSIGNOR:      Fred Meyer Real Estate Properties, Ld., an Oregon limited
                    partnership
     ASSIGNEE:      Metropolitan Life Insurance Company, a New York corporation
     AFFECTS:       Parcels 1, 2 & 3

7. Said Restated and Amended Lease was further amended by an unrecorded First Amendment to Restated and Amended Lease disclosed by:

     Memorandum of First Amendment to Restated and Amended Lease by and between the parties therein, upon the terms, conditions and covenants contained in the lease:
     DATED:         November 25, 1986
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10150, records of
                    Flathead County, Montana.
     LESSOR:        Metropolitan Life Insurance Company, a New York corporation
     LESSEE:        B & B Stores, Inc., a Montana corporation
     AFFECTS:       Parcels 1, 2 & 3

8. An Option and Right of First Opportunity to negotiate for the purchase of said land, by and between the parties thereto, pursuant to the terms, covenants and conditions provided therein interest under said lease:

     DATED:         November 25, 1986
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10150, records of
                    Flathead County, Montana.
     DISCLOSED      BY: Memorandum of First Amendment to Restated and Amended
                    Lease
     EXECUTED BY:   Metropolitan Life Insurance Company, a New York
                    corporation
     IN FAVOR OF:   B & B Stores, Inc., a Montana corporation
     AFFECTS:       Parcels 1, 2 & 3

9.   Assignment of the lessors interest under said lease:
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10160, records of
                    Flathead County, Montana.
     ASSIGNOR:      B & B Stores, Inc., a Montana corporation
     ASSIGNEE:      Metropolitan Life Insurance Company, a New York corporation
     AFFECTS:       Parcels 1, 2 & 3


Return to:

Stoel Rives LLP                         STATE OF MONTANA    )
ATTN:  David W. Green                   County of Flathead  )  SS
950 Port of Portland Building
700 NE Multnomah                        Recorded at the request of CTE this 5
Portland, OR  97232                     day of Feb 1997 at 3:04 o'clock PM
                                        and recorded in the records of Flathead
                                        County, State of Montana.

                                        Fee $42  Pd. SUSAN W. HAVERFIELD
                                                    ---------------------------
                                                    Flathead County Clerk and
                                                    Recorder
                                                    MICHELLE M. ROLLEN
                                                    ---------------------------
                                                              Deputy

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                               Appendix 10I (6)(T)
                                 Kalispell, MT

Recordation Requested by
         and
After recordation return to:

Stoel Rives LLP
Attention:  David W. Green
950 Port of Portland Building
700 NE Multnomah
Portland, OR  97232                (Space reserved for recorder's use)
-------------------------------------------------------------------------------

                TERMINATION AGREEMENT AND ASSIGNMENT OF INTERESTS
                              (Kalispell, Montana)

     This Termination Agreement and Assignment of Interests (this "Agreement"), dated as of the day of February, 1997 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor (by assignment) under the Master Lease described below, and B & B STORES, INC., a Montana corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Master Lease.

     Landlord has leased to Tenant, and Tenant has leased from Landlord, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest, FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon limited partnership, as landlord/lessor, and Tenant, as tenant/lessee, dated October 22, 1986, as amended (the "Master Lease"). Such Master Lease was an amended and restated lease, which modified and restated one or more prior leases of the Premises. Evidence of such Master Lease and such prior lease or leases is evidenced of record by certain memoranda of leases and/or other instruments listed on the attached Exhibit B (the "Memoranda").

     Tenant, as assignee of FRED MEYER REAL ESTATE PROPERTIES, LTD. pursuant to an Assignment of Leases and Rents dated October 22, 1986 and recorded on December 9, 1986 in the Official Records of Flathead County, Montana as Document Recording No. 86-343-10180 holds the lessor's interest under and to existing leases affecting portions of the Premises (for purposes hereof, the "Subleases"). Tenant's interest in such Subleases was then assigned, for collateral purposes, to Landlord at the closing of Landlord's purchase of the Premises, pursuant to the terms of an Assignment of

-------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121
Property tax account No.: 75 0267880, 75 0211515, 75 0748602, 75 0748650
-------------------------------------------------------------------------------

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

Leases and/or Rents (the "Assignment"), by Tenant as assignor in favor of Landlord as assignee, which is more particularly described on the attached Exhibit B.

     The parties desire to evidence of record a termination of the Master Lease and to effect and record a termination of the Memoranda and release and reconveyance to Tenant of the interest of Landlord under the Assignment, in connection with the closing of the purchase of the Premises by Tenant, as evidenced by a deed being recorded on the same date as this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Termination of Master Lease and Memoranda.

          The Master Lease and Memoranda listed on the attached Exhibit B are terminated as of the date of closing by Tenant of its acquisition of the Premises pursuant to the terms set forth herein, which is being effected simultaneously herewith (the "Termination Date"). As of the Termination Date, Landlord releases and assigns to Tenant all right, title and interest of Landlord pursuant to the Assignment and Tenant assumes all obligations under the Assignment.

          Effective as of the Termination Date, except as provided in paragraph 2 below, the parties shall have no further rights or obligations under the Master Lease.

     2.   Nature of Termination; No Release of Accrued Obligations.

          The termination hereunder is in the nature of an acceleration of the original expiration date of the Master Lease in connection with the purchase of the Premises by Tenant, and neither this Agreement nor the termination of the Master Lease shall in any way:

               (a) be deemed to excuse or release Tenant from any obligation or liability, including without limitation any obligation or liability under provisions of the Master Lease to indemnify, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Master Lease, which obligation or liability (i) first arises prior to the Termination Date, or
(ii) arises out of or is incurred in connection with events or other matters which took place prior to the Termination Date, or

               (b) affect any obligation under the Master Lease which by its terms is intended to survive the expiration or sooner termination of the Master Lease.

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

TENANT:                            B & B STORES, INC.,
                                   a Montana corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------
                                   Name:  Scott L. Wippel
                                        ---------------------------------------
                                   Title:  V.P.
                                         --------------------------------------

LANDLORD:                          METROPOLITAN LIFE INSURANCE COMPANY,
                                   a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------
                                   Name:  Edward J. Hayes
                                        ---------------------------------------
                                   Title:  Asst. V.P.
                                         --------------------------------------


STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Scott L. Wippel, as V.P. of B & B STORES, INC., a Montana corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires:  6/8/99

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Edward
J. Hayes, as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires  9/1/98

                                   [NOTARY SEAL]


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                    EXHIBIT A
                              (Kalispell, Montana)


PARCEL 1:
Lots 1 through 8 inclusive and the Southerly 35 feet of Lot 9 in Block 19 of Kalispell, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

EXCEPTING THEREFROM the Northerly 4 feet of said Lot 1, Block 19 of Kalispell.

AND

Lots 1 through 5 inclusive and Lots 8 through 12 inclusive in Block 22 of Kalispell, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

AND

That portion of vacated alley running through said Block 19 and 22 of Kalispell affixing to the above described property and that portion of vacated Montana Street running between said Block 19 and 22 of Kalispell.

PARCEL 2:
Lot 8 in Block 20 of Kalispell, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

PARCEL 3:
Lots 10, 11 and 12 and the Northerly 15 feet of Lot 9 in Block 19 of Kalispell, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

EXCEPTING THEREFROM the Northerly 4 feet of said Lot 12, Block 19 of Kalispell.

AND

That portion of vacated alley running through said Block 19 of Kalispell affixing to the above described property.

PARCEL 4:
Lots 9, 10, 11 and 12 in Block 20 of Kalispell, according to the map or plat thereof on file and of record in the office of the Clerk and Recorder of Flathead County, Montana.

EXCEPTING THEREFROM the North 4 feet of said Lot 12, Block 20 of Kalispell.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

PARCEL 5:
A tract of land situate, lying and being in the Northeast Quarter of the Southeast Quarter of Section 7, Township 28 North, Range 21 West, P.M.M., Flathead County, Montana, and more particularly described as follows:

Beginning at the Southwest corner of Lot 12 of Block 19 of Kalispell, Montana, according to the map or plat thereof on file and of record in the office of the County Clerk and Recorder of Flathead County, Montana; thence

Westerly and parallel to the South boundary extended of said Lot 12 a distance of 6 inches; thence

Northerly parallel to the West boundary of said Lot 12 a distance of 36 feet 2 inches; thence

Easterly parallel to the South boundary of said Lot 12 a distance of 6 inches more of less to the Westerly boundary of said Lot 12; thence

Southerly along said Westerly boundary of said Lot 12 to the Point of Beginning.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

             Exhibit B - List of Matters of Record to be Terminated
                              (Kalispell, Montana)


1. Memorandum of Lease upon the terms, conditions and covenants contained in the lease:
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10170, records of
                    Flathead County, Montana.
     LESSOR:        Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership
     LESSEE:        B & B Stores, Inc., a Montana corporation (formerly known as
                    B & B Acquisition Corporation).

2.   Assignment of the Lessors Interest under said lease:
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10180, records of
                    Flathead County, Montana.
     ASSIGNOR:      Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership
     ASSIGNEE:      B & B Stores, Inc., a Montana corporation

3.   Assignment of the Master Lease interest under said lease:
     DATED:         November 25, 1986
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10200, records of
                    Flathead County, Montana.
     ASSIGNOR:      Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership

4. Said Restated and Amended Lease was further amended by an unrecorded First Amendment to Restated and Amended Lease disclosed by:

     Memorandum of First Amendment to Restated and Amended Lease by and between the parties therein, upon the terms, conditions and covenants contained in the lease:
     DATED:         November 25, 1986
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10210, records of
                    Flathead County, Montana.
     LESSOR:        Metropolitan Life Insurance Company, a New York corporation
     LESSEE:        B & B Stores, Inc., a Montana corporation


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

5. An Option and Right of First Opportunity to negotiate for the purchase of said land, by and between the parties thereto, pursuant to the terms, covenants and conditions provided therein interest under said lease:
     DATED:         November 25, 1986
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10210, records of
                    Flathead County, Montana.
     DISCLOSED BY:  Metropolitan Life Insurance Company, a New York
                    corporation
     IN FAVOR OF:   B & B Stores, Inc., a Montana corporation

6.   Assignment of the lessors interest under said lease:
     RECORDED:      December 9, 1986, as Doc. No. 86-343-10220, records of
                    Flathead County, Montana.
     ASSIGNOR:      B & B Stores, Inc., a Montana corporation
     ASSIGNEE:      Metropolitan Life Insurance Company, a New York corporation





STATE OF MONTANA    )
County of Flathead  )  SS

Recorded at the request of CTE this 5 day of Feb 1997 at 3:02 o'clock PM and recorded in the records of Flathead County, State of Montana.

Fee $48  Pd.                       SUSAN W. HAVERFIELD
                                   --------------------------------------------
                                   Flathead County Clerk and Recorder

DOCUMENT NO. 1997036/5020          MICHELLE M. ROLLEN
                                   --------------------------------------------
                                                      Deputy

Return to:

Stoel Rives LLP
ATTN:  David W. Green
950 Port of Portland Building
700 NE Multnomah
Portland, OR  97232

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                Appendix 10I (7)
                                   Albany, OR

                          MODIFICATION TO MASTER LEASE
                                  (Albany, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     5. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease. The "Basic Amount" will not be adjusted for the option price of any pad/parcel which Landlord conveys to Tenant pursuant to the Pad Agreement (as defined below).

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623


          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98







Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                   ALBANY, OR


The following described real property situated in the County of Linn and State of Oregon, to-wit:

Beginning at a tack in lead on the Westerly right-of-way line of Waverly Drive, marking the Northeast corner of that tract of land conveyed to General American Theaters, Inc.; a recorded in Microfilm Volume 243, page 850, Deed Records for Linn County, Oregon, which point is recorded as being North 01(degree)24'02" West 3432.00 feet and North 89(degree)00'47" West 50.05 feet and North 01(degree)24'02" West 415.75 feet from the Southeast corner of the Leander C. Burkhart Donation Land Claim No. 50 in Township 11 South, Range 3 West of the Willamette Meridian in Linn County, Oregon; thence South 88(degree)40'52" West along the North line of said General American Theater Tract and the Westerly extension thereof, a distance of 542.12 feet to an iron rod; thence South 01(degree) 35'10" East 358.99 feet to an iron road on the Northerly right-of-way line of 14th Street; thence North 89(degree)01'18" West along said right-of-way line, 60.13 feet to an iron rod marking the Southeast corner of that tract of land as described in Microfilm Volume 217, page 230, Deed Records for Linn County, Oregon; thence North 01(degree)31'00" West along the East line of said Tract, a distance of 620.91 feet to an iron rod marking the Northeast corner thereof; thence South 88(degree)37'24" West along the North line of said Tract, a distance of 364.88 feet to an iron rod on the East right-of-way line of Clay Street; thence North 01(degree)29'51" West along said right-of-way line, a distance of 238.44 feet to an iron rod marking an angle point therein; thence South 85(degree)15'54" West 5.01 feet to a brass screw in lead marking an angle point in said right-of-way line; thence North 01(degree)29'51" West along said right-of-way line, a distance of 391.63 feet to an iron rod marking the Southwest corner of that tract of land described in Volume 317, page 658, Deed of Records for Linn County, Oregon; thence North 88(degree)30'09" East along the South line of said Tract, a distance of 164.22 feet to an iron rod marking the Southeast corner thereof; thence North 01(degree)29'51" West along the East line of said Tract, a distance of 149.55 feet to an iron rod on the Southerly right-of-way line of the South Santiam Highway (U.S. 20); thence South 76(degree) 34'51" East along the Southerly right-of-way line of said highway, a distance of 302.72 feet to an iron rod opposite Engineer's Station 87+45.00; thence South 39(degree)00'45" East continuing along said right-of-way line, a distance of 82.01 feet to an iron rod opposite Engineer's Station 88+10.00; thence North 55(degree)24'23" East along said right-of-way line, a distance of
67.27 feet to an iron rod opposite Engineer's Station 88+55.00; thence South 76(degree) 34'51" East along said right-of-way line, a distance of 253.74 feet to an iron rod opposite Engineer's Station P.S. 91+08.74; thence Southeasterly along said right-of-way line on the arc of a spiral curve to the right (the chord of which bears South 76(degree)11'00" East 153.56 feet) a distance of
153.56 feet, more or less, to a point marking the most Westerly corner of that tract of land conveyed to the City of Albany for Roadway purposes as described in Volume 78, page 74, Microfilm

Records; thence South 59(degree), 47' 36" East along the Southwesterly boundary line of said City of Albany Tract, 15.06 feet to an angle point therein; thence South 16(degree)46'49" East continuing along said Boundary line; 15.00 feet to a point on the West line of said Waverly Drive; thence South 01(degree)24'02" East along said right-of-way line, a distance of 811.83 feet to the point of beginning.

And also reciprocal easements for ingress, egress and parking as reserved in agreement recorded JUNE 1, 1978 in Volume 201, page 462 of Microfilm Records.

And also reciprocal easements for ingress, egress and parking as reserved in agreement recorded SEPTEMBER 14, 1979, in Volume 243, page 852 of Microfilm Records.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $624,525.81 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $519,491.93 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $496,781.90 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (8)
                                 Beaverton, OR

                          MODIFICATION TO MASTER LEASE
                                 (Beaverton, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     6. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease. The "Basic Amount" will not be adjusted for the option price of any pad/parcel which Landlord conveys to Tenant pursuant to the Pad Agreement (as defined below).

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623


          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98





Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  BEAVERTON, OR


The land referred to                  is described as

PARCEL I:

A tract of land situated in the Northwest quarter of Section 15, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington, State of Oregon, more particularly described as follows:

Commencing at a 5/8 inch iron rod set at the Southwest corner of the William Lockerman Donation Land Claim as shown in County Survey No. 6984; thence along the centerline of S.W. Lombard Avenue, North 0(degree)40' 08" West, 203.64 feet; thence South 81(degree)39' 05" East, 221.40 feet to the intersection of the Northerly right-of-way (40.00 feet from centerline) of S.W. Beaverton Hillsdale Highway and the Easterly line of that certain tract of land described in Deed to Beatrice A. Hoaglin as Parcel III, recorded in Book 733, page 269 on February 14, 1969, Washington County Deed Records, said point being the point of beginning of the tract herein to be described; thence along the Easterly line of said Hoaglin Tract, North 8(degree), 20' 55" East, 190.12 feet to an iron pipe at the Northeasterly corner thereof; thence along the Northerly line of said Hoaglin Tract the following bearings and distances:

North 81(degree)30' 52" West, 99.99 feet, North 7(degree)36' 05" East, 1.26 feet, South 89(degree)14' 36" West, 120.46 feet to the East line of S.W. Lombard Avenue (30.00 feet from the centerline); thence along said East line, North 0(degree)40' 08" West, 149.10 feet to the South line of that certain tract of land described in Deed to Kelley Realty, Inc., recorded in Book 417, page 475 on May 14, 1959, Washington County Deed Records; thence along the South line of said Kelley Realty Tract, North 89(degree)14' 55" East, 116.10 feet to the Southeast corner thereof; thence along the Easterly line of said Kelley Realty Tract, North 2(degree)12' 31" West, 25.07 feet to an angle point; thence continuing along said Easterly line, North 11(degree)11' 10" West, 45.05 feet to the Southwesterly corner of that certain tract of land described in Deed to James Douglas Cameron, recorded in Book 1074, page 364, on March 19, 1976, Washington County Deed Records; thence along the Southerly line of said Cameron Tract, North 57(degree)36' 15" East, 74.99 feet to the Southeasterly corner thereof; thence along Easterly line of said Cameron Tract, North 24(degree)47' 49" West, 88.79 feet to a set 5/8 inch iron rod; thence North 57(degree)33' 45" East, a distance of 182.01 feet to a point of curvature; thence continuing along said Southerly line on the arc of a 148.61 foot radius curve to the right, through a central angle of 31(degree)11' 25" an arc distance of 80.90 feet (the chord bears North 73(degree)09' 28" East, 79.90 feet) to a point of tangency; thence continuing along said Southerly line, North 88(degree)45' 10" East,
136.15 feet to a point of curvature; thence continuing along said Southerly line on the arc of a 235.00 foot radius curve to the left, through a central angle of 82(degree)16' 33", an arc distance of 337.46 feet to the Southerly line of S.W. Canyon Road; thence along said Southerly line, North 64(degree)40' 33" East,
93.88 feet to the Northwest corner of that certain tract of land described in Deed to Fred Meyer Properties, Inc., recorded under Film No. 80003624 on January 31, 1980, Washington County, Deed Records; thence along the West line of said Fred Meyer Tract, South 1(degree) 01' 56" East, 1001.76 feet to the Northerly line of the S.W. Beaverton-Hillsdale Highway; thence along said Northerly line on the arc of a 1722.95 foot radius curve to the right, through a central angle of 2(degree)59' 30" an arc distance of 89.96 feet (the chord bears North 85(degree) 15' 32" West, 89.95 feet) to a point opposite Engineers Centerline Station L3 138+05.71 P.C.S.; thence continuing along said Northerly line on the arc of a spiral whose chord bears North 82(degree)21' 09" West, 128.52 feet to a point opposite Engineers Centerline Station L3 139+35.71 P.T.; thence continuing along said Northerly line, North 81(degree)39' 05" West, 424.11 feet to the point of beginning.

PARCEL II:

A tract of land situated in Section 15, Township 1 South, Range 1 West, Willamette Meridian, Washington County, Oregon. Said tract of land being described as follows:

Beginning at a 5/8 inch iron rod with an aluminum cap, said iron rod being North
84.82 feet and East 892.66 feet from the Southwest corner of the William Lockerman D.L.C. No. 45, said iron rod also being the point of change from spiral to a 1,722.95 foot radius circular curve to the right on the North right of way line at Engineer's centerline Station 136+74.12 on the Beaverton-Hillsdale Highway; thence continuing Westerly along the arc of said circular curve 38.51 feet (chord equal 38.51 feet and chord bearing equals North 87(degree)53' 28" West); thence North 1(degree) 08' 22" West, 1002.39 feet to the South right of way line of S.W. Canyon Road; thence North 64(degree)40' 33" East, 46.17 feet; thence North 70(degree)40' 16" East, 224.49 feet to a point marking the point of a cusp of a 50.00 foot radius curve, said point being the most Northerly Northwest corner of that tract of land described in CF 1927, Washington County Deed Records and County Survey No. 13710, Washington County Survey Records; thence Southwesterly along the arc of said curve to a found 5/8 inch iron rod at the point of tangency, the long chord bears South 13(degree) 29' 53" West, 52.01 feet; thence South 17(degree)54' 39" East, 78.14 feet to a found 5/8 inch iron rod marking the most Southerly Southwest corner of said tract of land; thence North 89(degree)05' 15" East, 154.13 feet to a found 5/8 inch iron rod marking the Southeast corner of said tract of land; thence North 0(degree) 51' 31" West coincident with the Easterly boundary of said tract of land, 67.945 feet to a found 5/8 inch iron rod; thence North 89(degree)04' 22" East, 324.84 feet to a found 5/8 inch iron rod on the West line of a 50 foot ingress and egress easement to Shell Oil, and others recorded in Book 929, and page 561 of Washington County Deed Records; thence North 0(degree)52' 36" West,
220.43 feet to a found 5/8 inch iron rod on the Southerly right of way line of Canyon Road; thence continuing along said right of way, North 70(degree)40' 16" East, 55.55 feet to a 5/8 inch iron rod marking the Northeast corner of that tract of land described in Book 929, page 561, Washington County Deed Records; thence along the boundaries of said tract as follows:

South 00(degree)56' 44" East, 286.96 feet to a 5/8 inch iron rod, North 89 (degree) 06' 24" East, 142.00 feet to a found 5/8 inch iron rod and North 00 (degree) 56' 44" West, 309.51 feet to a found 5/8 inch iron rod with aluminum cap; thence South 53(degree)41' 06" East, 39.39 feet to a found 5/8 inch iron rod with aluminum cap marking an angle point on the Westerly right-of-way line of the Beaverton-Tigard Highway at Engineer's centerline Station 174+10; thence coincident with said Westerly right of way as follows:

South 04(degree)46' 46" East, 286.86 feet to a found 5/8 inch iron rod with aluminum cap marking the point of curve of a 2,231.83 foot radius curve right at Engineer's centerline Station 177+00,

Southwesterly along the arc of said curve right, 584.8 feet to a 5/8 inch iron rod with aluminum cap marking the point of tangency of Engineer's centerline Station 183+00 (the long chord bears South 07(degree)00' 58" West, 582.51 feet); South 14(degree)55' 04" West, 224.42 feet to a found 5/8 inch iron rod with aluminum cap at Engineer's centerline Station 185+30.21; South 20(degree) 17' 08" West, 60.81 feet to a found 5/8 inch iron rod with aluminum cap denoted as marking the point of curve of a 459.26 foot radius curve left at Engineer's centerline Station 185+91.04 P.C., and Southwesterly along the arc of said curve left (the chord bears South 12(degree)40' 42" West, 121.85 feet) to a found 5/8 inch iron rod with aluminum cap at Engineer's centerline Station 187+00, said monument marks the point of intersection of the Westerly right of way line of the Beaverton-Tigard Highway and the Northerly right of way of the Beaverton-Hillsdale Highway; thence along the Northerly right of way line of the Beaverton-Hillsdale Highway as follows:

South 83(degree)21' 50" West, 187.50 feet to a found 5/8 inch iron rod with aluminum cap on the West line of Lot 72, STEEL'S ADDITION TO BEAVERTON, 50.00 feet Northerly from the centerline of the Beaverton-Hillsdale Highway; South 89 (degree) 43' 38" West parallel with said centerline, 45.49 feet to a found 5/8 inch iron rod with aluminum cap at Engineer's centerline Station, 131+50; South 86(degree)55' 51" West along said Northerly right of way line, 200.25 feet to a point at right angles from and 40.00 feet Northerly of said highway centerline at Engineer's centerline Station 133+50; South 89(degree)47' 36" West parallel with said highway centerline, 194.12 feet to a point of spiral curve right at Engineer's centerline Station 135+44.12, said spiral curve defined at highway centerline as 130.00 feet in length of arc, an "A" value of 2.5 and a central angle of 2(degree)06' 42" along the arc of said spiral curve right (the long chord bears North 89(degree)30' 24" West, 128.52 feet) to a found 5/8 inch iron rod with aluminum cap marking the point of beginning.

PARCEL III:

Being a part of Lot 72 of STEEL'S ADDITION TO BEAVERTON as shown on the duly recorded plat thereof on file in the office of the Recorder of Conveyances for Washington County, Oregon, and being more particularly described as follows:

Beginning at an iron pipe at the intersection of the West line of said Lot 72 of the said STEEL'S ADDITION and the Southerly boundary of the 80 foot wide new Canyon Road Highway and running thence South 0(degree)52' East along the West line of said Lot 72, a distance of 138.83 feet to an iron pipe; thence North 89 (degree) 08' East, 135.0 feet to an iron pipe; thence North 0(degree)52' West,
183.87 feet to an iron pipe on the South boundary of the said Canyon Road Highway; thence along said highway boundary South 70(degree)42' West, 142.31 feet to the place of beginning, all situated in the County of Washington, State of Oregon.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $1,771,711.55 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $1,473,741.88 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $1,409,316.01 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (9)
                                  Coos Bay, OR

                          MODIFICATION TO MASTER LEASE
                                 (Coos Bay, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     7. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease. The "Basic Amount" will not be adjusted for the option price of any pad/parcel which Landlord conveys to Tenant pursuant to the Pad Agreement (as defined below).

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623


          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98






Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  Coos Bay, OR


Description of the tract of land

PARCEL I: Beginning at the Northwest corner of Block 8, Railroad Addition to Marshfield, Coos County, Oregon; thence East to the center of vacated Front Street; thence North to the center of vacated Johnson Avenue; thence East along the center of said vacated Johnson Avenue to the ordinary high water line of Coal Bank Slough; thence Southerly along said ordinary high water line to its intersection with the North line of the relocated U.S. Highway 101 as described in Stipulated Final Judgment filed April 22, 1986, in Circuit Court Case No. 85-1991, Records of Coos County, Oregon, State of Oregon, by and through its Department of Transportation vs. Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership, et al.; thence Northwesterly along the State Highway property to a point on the West boundary of said Block 8; thence North along said West boundary to the point of beginning.

     Together with the tidelands fronting and abutting vacated Water Street, Block 2, the N 1/2 of Block 3, the N 1/2 of vacated Kruse Avenue the S 1/2 of vacated Johnson Avenue of Railroad Addition to Marshfield, Coos County, Oregon. EXCEPT that portion of the tidelands fronting and abutting the N 1/2 of Block 3, Railroad Addition to Marshfield, Coos County, Oregon, lying South of the property described in Stipulated Final Judgment filed April 22, 1986, in Circuit Court Case No. 85-1991, Records of Coos County, Oregon, State of Oregon, by and through its Department of Transportation vs. Fred Meyer Real Estate Properties, Ltd., an Oregon limited partnership, et al.

     TOGETHER WITH the easement over the N 1/2 of vacated Johnson Avenue lying East of the East line of Front Street South and West of the low water line of Coal Bank Slough, as set forth in instrument recorded May 24, 1983, bearing Microfilm Reel No. 83-2-3255, Records of Coos County, Oregon.

     EXCEPTING THEREFROM: Beginning at a point 70 feet East of the Northwest corner of Block 1, Railroad Addition to Marshfield, Coos County, Oregon; thence South 50 feet; thence East 40 feet; thence North 50 feet to a point on the North line of said Block 1; thence West 40 feet along said North line to the point of beginning.

PARCEL II: Lots 17 through 23, inclusive, the W 1/2 of Lot 24, Block 9, Railroad Addition to Marshfield, Coos County, Oregon.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $212,651.16 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $176,887.10 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $169,154.33 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (10)
                                  Corvallis, OR

                          MODIFICATION TO MASTER LEASE
                                 (Corvallis, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     8. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623


          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  Corvallis, OR


The land referred to                  is described as being situated in the
County of Benton and State of Oregon, to-wit:

PARCEL I:

Beginning at the intersection of the North line of Taylor Street in Corvallis, Oregon, with the East line of Kings Road; thence Northerly on said East line 550 feet to the South line of Buchanan Street; thence East on said South line 490 feet to the intersection of Buchanan Street with the West line of 19th Street; thence Southerly on the West line of 19th Street 401.5 feet to the Northeast corner of Block 31, Job's Addition to Corvallis; thence Southerly on the East line of said Block 89.5 feet to the Northeasterly corner of Lot 4 in said Block; thence West on the Northerly line of said Lot 4 a distance of 100 feet, more or less, to the Northeasterly corner of Lot 9 in said Block; thence Southerly on the Easterly lines of Lots 9, 10, 11 and 12, in said Block 200 feet to the Southeasterly corner of said Lot 12 a point on the North line of Taylor Street; thence Westerly on said North line 160 feet, more or less, to the point of beginning.

EXCEPT that portion conveyed to the City of Corvallis, by deed recorded September 30, 1969 as Instrument No. 99086, M-15680, Microfilm Records of Benton County, Oregon.

PARCEL II:

Lot 4, Block 31, JOB'S ADDITION, to the City of Corvallis.

PARCEL III:

Lot 3, Block 31, JOB'S ADDITION, the City of Corvallis.




Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $335,276.10 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $278,888.76 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $266,696.90 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (11)
                           (Division St.) Portland, OR

                          MODIFICATION TO MASTER LEASE
                          ((Division St.) Portland, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     9. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease. The "Basic Amount" will not be adjusted for the option price of any pad/parcel which Landlord conveys to Tenant pursuant to the Pad Agreement (as defined below).

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623


          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98




Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  DIVISION, OR


The land referred to            is described as

A tract of land located in the Northwest quarter of Section 12, Township 1 South, Range 2 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:

Commencing at the Northwest corner of said Section 12; thence South 89(degree) 46' 50" East along the North line of the said Section 12, a distance of 869.63 feet; thence South 00(degree)13' 10" West a distance of 45.00 feet to a point on the South right of way line of SE Division Street said point being the true point of beginning of this description; thence South 89(degree)46'50" East along the South right of way line of SE Division Street, a distance of 718.93 feet to a point of circular curve; thence Southeasterly along the arc of a 28.00 foot radius circular curve to the right through a central angle of 82(degree) 39'35", an arc distance of 40.40 feet (long chord bears South 48(degree)27' 03" East a distance of 36.98 feet) to a point on the Westerly right of way line of SE 148th Avenue 40.00 feet Westerly of center line; thence South 07(degree)07' 15" East along the Westerly right of way line of SE 148th Avenue a distance of
63.46 feet to a point of circular curve; thence Southerly along the arc of a 2251.83 foot radius circular curve to the right through a central angle of 08 (degree) 41' 21", an arc distance of 341.50 feet (long chord bears South 02 (degree) 46' 43" East a distance of 341.17 feet) along the above said Westerly right of way; thence South 01(degree) 34' 10" along the above Westerly right of way a distance of 135.95 feet to a point of circular curve; thence Southwesterly along the arc of a 20.00 foot radius circular curve to the right through a central angle of 90(degree)01' 10", an arc distance of 31.42 feet (long chord bears South 46(degree)34' 45" West a distance of 31.42 feet) to a point on the North right of way line of SE Clinton Street 25.00 feet North of center line; thence North 88(degree)24' 40" West along the North right of way line of SE Clinton Street, a distance of 760.10 feet to a point of circular curve; thence Northwesterly along the arc of a 20.00 foot radius circular curve to the right through a central angle of 89(degree)46' 01", an arc distance of 31.34 feet (long chord bears North 43(degree)31' 39" West a distance of 28.23 feet) to a point on the East right of way line of SE 145th Avenue, 30 feet East of the center line; thence North 01(degree) 21' 21" East along the East right of way line of SE 145th Avenue a distance of 525.45 feet to a point of circular curve; thence Northeasterly along the arc of a 20.00 foot radius circular curve to the right through a central angle of 88(degree)51' 49", an arc distance of 31.02 feet (long chord bears North 45(degree)47' 15" East a distance of 28.00 feet) to the true point of beginning of this description.



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $814,323.60 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $677,369.18 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $647,757.41 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (12)
                                (East) Salem, OR

                          MODIFICATION TO MASTER LEASE
                               ((East) Salem, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     10. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                (EAST) SALEM, OR


The land referred to           is described as

TRACT I
     Beginning at a point which is North 13.19 chains and South 89(degree) 20' West 8.37 chains from the Northeast corner of the I. N. Baker Donation Land Claim No. 81, in Township 7 South, Range 2 West of the Willamette Meridian in Marion County, Oregon, said point of beginning being the Southwest corner of that tract of land conveyed to Donald R. Wyant, Sr. and Charles
     E. Wyant, Deed Records, Volume 693, page 344, Deed Records for Marion County, Oregon; thence North 0(degree) 17' West along the Westerly line of said Wyant tract 394.69 feet to the center line of said Market Street; thence Easterly along said center line 221.89 feet to the Northeast corner of that tract of land conveyed to said Donald R. and Charles E. Wyant, Deed recorded in Volume 704, page 126, Deed Records for Marion County, Oregon; thence South 0(degree)07' East 392.70 feet to the Southeast corner of said Wyant tract in Volume 704, page 126, Deed Records; thence South 89(degree)20' West along the Southerly line of said Wyant tract 221.89 feet to the point of beginning.

TRACT II
     Beginning at a point in the center line of Lancaster Drive N.E., which is
     13.19 chains North of the Northeast corner of the I. N. Baker Donation Land Claim #81 in Township 7 South, Range 2 West of the Willamette Meridian, in Marion County, Oregon, said point of beginning being the most Easterly Southeast corner of that tract of land conveyed to H. W. Sneed deed recorded in Volume 633, page 284, Deed Records for Marion County, Oregon; thence South 89(degree)20' West along the South line of said Sneed property
     330.05 feet to the Southwest corner thereof; thence North 0(degree)07' West along the Westerly line of the said Sneed tract 391.38 feet to the center line of Market Road No. 21 (Market St.); thence North 89(degree)20' East along the said center line of Market Street 177.44 feet to the most Northerly Northeast corner of said Sneed tract; thence South 0(degree)07' East 180 feet to the Southwest corner of that tract of land conveyed to Lewis B. Huff deed recorded in Volume 739, page 036, Deed Records for Marion County, Oregon; thence North 89(degree)20' East along the Southerly line of said Huff tract 155 feet to the Southeast corner thereof; said point also lying on the center line of Market Road No. 93, (Lancaster Dr. N.E.), thence South 0(degree)07' East along the center line of said Lancaster Drive 208.05 feet, more or less, to the point of beginning.

TRACT III
     The South one-half of the following described real property, to-wit:

     Beginning at a point in the County Road and 8.39 chains North 0(degree)04' East from the Northeast corner of the Donation Land Claim of Isaac Baker in Township 7 South, Range 2 West of the Willamette Meridian in Marion County, Oregon; thence South 89(degree)20' West 8.36 chains to the Northwest corner of a 7.00 acre tract; and West line of Lutisha Wanless land as shown in Volume 170, page 332, Deed Records for Marion County, Oregon; thence North 0(degree)07' West 4.80 chains, along the West line of said land, thence North 89(degree)20' East 8.37 chains to the East line of Lutisha Wanless land, and in the middle of the County Road; thence South 0(degree)04' West
     4.80 chains to the place of beginning.

     SAVE AND EXCEPT for road purposes a strip 30.0 feet in width off of the East side of the above described tract of land.

     ALSO SAVE AND EXCEPT that portion of the herein described premises taken by Marion County Resolution No. 1466 for the improvement of Lancaster Drive, N.E. to an 80.00 foot right of way width.

TRACT IV
     Beginning at the Northeast corner of the Donation Land Claim of Isaac Baker and wife in Township 7 South, Range 2 West of the Willamette Meridian in Marion County, Oregon, and running thence South 89(degree)29' West 8.34 1/3 chains along the North line of the said Isaac Baker and wife Donation Land Claim; thence North 0(degree)7' West 8.39 chains; thence North 89(degree)20' East 8.36 chains parallel with the North line of said Donation Land Claim; thence South 8.39 chains to the place of beginning, and situated in Marion County, State of Oregon.

     SAVE AND EXCEPT therefrom the Southerly 1 1/2 acres of the above described premises, which are more particularly described in that certain deed of conveyance executed by Homer J. Conklin and Grace J. Conklin, husband and wife, to Ralph Adams Jr. and Margaret Adams, husband and wife, dated the 16th day of DECEMBER 1958, and recorded on the 19th day of DECEMBER 1958 in Volume 518, page 394, of the Deed Records for Marion County, Oregon.

     ALSO SAVE AND EXCEPT: Beginning in the center of a County Road at a point which is 446.24 feet North 0(degree)04' East from the Northeast corner of the Isaac Baker Donation Land Claim in Township 7 South, Range 2 West of the Willamette Meridian in Marion County, Oregon; thence North 0(degree)04' East, along the center of the said County Road, a distance of 107.5 feet to the Northeast corner of a tract of land conveyed to Homer J. Conklin and Grace J. Conklin, by deed recorded in Volume 225, page 481, Deed Records for Marion County, Oregon, thence South 89(degree)20' West along the North line of said Conklin tract, a distance of 8.36 chains to the Northwest corner thereof, thence Southerly, along the West line of the said Conklin tract, a distance of 107.5 feet, thence East to the place of beginning.

     ALSO SAVE AND EXCEPT: Beginning at a 1 inch iron rod marking the point of intersection of the North line of the Isaac Baker Donation Land Claim No. 91, Township 7 South, Range 2 West, Willamette Meridian, Marion County, Oregon, and the Westerly boundary line of that tract of land described in Volume 749, page 779, Deed Records, said point bears South 89(degree)16'09" West 549.67 feet and North 00(degree)17'17" West 117.90 feet from the Northeast corner of said Donation Land Claim, and continuing thence North 00(degree)17'17" West 259.13 feet; thence North 89(degree)19'18" East
     210.03 feet, more or less, to a point that is perpendicular to and 300.00 feet Westerly of the Westerly right of way line of Lancaster Drive; thence South 00(degree)02'57" West, parallel with said Westerly right of way line,
     259.13 feet to a point on the Westerly projection of the Northerly boundary line of that tract of land described in Volume 772, page 679, Deed Records; thence South 89(degree)20'14" West 210.33 feet to the place of beginning.

     ALSO SAVE AND EXCEPT the following described tract: Beginning at a 5/8 inch iron rod with an aluminum cap on the point of intersection of the Westerly right of way line of Lancaster Drive and the Northerly boundary line of that tract of land described in Volume 772, page 679, Deed Records, said point of intersection bears North 00(degree)02'57" East 117.25 feet and South 89(degree)20'14" West 40.00 feet from the Northeast corner of the Isaac Baker Donation Land Claim No. 91, Township 7 South, Range 2 West, Willamette Meridian in Marion County, Oregon, and continuing thence: South 89(degree)20'14" West 300.02 feet, coincident with said Northerly boundary; thence North 00(degree)02'57" East, parallel with the Westerly right of way line of Lancaster Drive, 259.13 feet to a point; thence North 89(degree)19'18" East 300.02 feet to the Westerly right of way line of Lancaster Drive; thence South 00(degree)02'57" West, coincident with said right of way line, 259.21 feet to the point of beginning.

TRACT V
     That tract of land situated in the Southwest quarter of the Northwest quarter of Section 19, Township 7 South, Range 2 West of the Willamette Meridian in Marion County, Oregon, beginning at a 1/2 inch iron pipe in the Northwest corner of the Zielesch property, recorded in Volume 298, page 554, Deed Records for Marion County, Oregon; thence 240 feet South 0(degree)08' East to the true point of beginning of the land to be described; and running thence from the true point of beginning: South 0(degree)08' East, 328.43 feet; thence South 89(degree)52' West, a distance of 52.00 feet; thence South 0(degree)08' East, a distance of 245.00 feet; thence North 89(degree)52' East, a distance of 52.00 feet; thence South 0(degree)08' East, a distance of 456.45 feet; thence South 89(degree)20'45" West, a distance of 172.26 feet; thence North 0(degree)08' West, a distance of 1029.88 feet; thence North 89(degree)55' East, 172.26 feet to the true point of beginning.

     SAVE AND EXCEPT the Southerly 377.43 feet more particularly described in deed to Ernest D. Fish, Inc., recorded DECEMBER 29, 1977, in Reel 107, page 1540, Marion County Records.

TRACT VI
     Beginning at a point marking the Southwest corner of that tract of land conveyed to Earl Lewis Langenberg, by deed recorded in Volume 353, page 399, Deed Records for Marion County, Oregon, which point is on the East line of that tract of land conveyed to Landon Bergen, et ux, by deed recorded in Volume 498, page 513, Deed Records for Marion County, Oregon, thence South 0(degree)07'15" East, 712.45 feet along the Easterly line of said Bergen tract to a 5/8 inch iron rod at the Southeast corner thereof; thence South 89(degree)20'45" West, 345.18 feet along the Southerly boundary of said Bergen tract and the Westerly extension thereof to the Southeast corner of that tract of land conveyed to Kenneth D. Coomler, Trustee, by deed recorded in Volume 635, page 38, Deed Records for Marion County, Oregon; thence North 0(degree)08' West 456.45 feet along the Easterly line of said Coomler tract, thence South 89(degree)55' West, a distance of 52.00 feet; thence North 0(degree)08' West, a distance of
     245.00 feet; thence North 89(degree)52' East, a distance of 52.00 feet; thence North 0(degree)08' West 528.43 feet to a 1/2 inch iron pipe on the Southerly right of way line of Market Street; thence North 89(degree)55' East, 345.50 feet along said Southerly right of way line to a 5/8 inch iron rod with an aluminum cap on the East line of the aforesaid Bergen property; thence South 0(degree)07'15" East, 512.06 feet to the place of beginning.

     SAVE AND EXCEPT the Southerly 377.43 feet more particularly described in deed to Ernest D. Fish, Inc., recorded DECEMBER 29, 1977, in Reel 107, Page 1540, Marion County Records.

TRACT VII
     That tract of land situated in the Southwest quarter of the Northwest quarter, Section 19, Township 7 South, Range 2 West of the Willamette Meridian in Marion County, Oregon, which is more particularly described as follows:

     Beginning at a point at the intersection of the Westerly right of way line of Lancaster Drive and the Southerly boundary line of that parcel of land conveyed to Earl L. Langenberg, by deed recorded in Volume 353, page 399, Deed Records for Marion County, Oregon, said point being Northerly along the center line of Lancaster Drive, 712.14 feet and Westerly 40.00 feet from the Northeast corner of the Isaac Baker Donation Land Claim No. 91 in Marion County, Oregon; and running thence from the true point of beginning South 89(degree)30'24" West 512.09 feet along the Southerly boundary line of said Langenberg parcel to the Southwesterly corner of same; thence North 0(degree)07'15" West, 158.36 feet along the Westerly boundary line of said Langenberg parcel to a 3/4 inch iron pipe marking the Northwesterly corner of same; thence North 89(degree)22'45" East 512.61 feet along the Northerly boundary line of said Langenberg parcel to a point on the Westerly right of way line of Lancaster Drive, a one-inch iron pipe bears South 89(degree)22'45" West, a distance of 0.06 feet; thence South 0(degree)03'45" West 159.50 feet along said Westerly right of way line to the point of beginning, a one inch iron pipe bears North 89(degree)30'24" East, a distance of 0.07 feet.

TRACT VIII
     Beginning in the center of a County Road at a point which is 446.24 feet North 0(degree)04' East from the Northeast corner of the Isaac Baker Donation Land Claim in Township 7 South, Range 2 West of the Willamette Meridian in Marion County, Oregon; thence North 0(degree)04' East, along the center of said County Road, a distance of 107.5 feet to the Northeast corner of a tract of land conveyed to Homer J. Conklin and Grace J. Conklin, by deed recorded in Volume 225, page 481, Deed Records for Marion County, Oregon; thence South 89(degree)20' West, along the North line of said Conklin tract, a distance of 551.76 feet to the Northwest corner thereof, thence Southerly along the West line of said Conklin tract, a distance of 107.5 feet; thence East to the place of beginning.

     SAVE AND EXCEPT for roadway purposes a strip 30.0 feet in width off of the East side of the above described tract of land.

     ALSO SAVE AND EXCEPT that portion of the herein described premises taken by Marion County Resolution No. 1466 for the improvement of Lancaster Drive N.E. to an 80.00 foot right of way.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $1,094,441.69 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $910,376.49 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $870,578.61 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (13)
                                   Medford, OR

                          MODIFICATION TO MASTER LEASE
                                  (Medford, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     11. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                   Medford, OR


The land referred to              is described as follows:

     Beginning at the southeast corner of Donation Land Claim No. 38 in Township 37 South, Range 1 West of the Willamette Meridian in Jackson County, Oregon, said point being marked by a Jackson County Brass Cap; thence South 89(degree)53'58" East, along the south line extended of said Donation Land Claim, a distance of 96.06 feet to a 5/8" iron pin on the westerly boundary of that tract conveyed to the City of Medford by deed recorded as Document No. 81-14783 of the Official Records of Jackson County, Oregon; thence, along said westerly boundary and the arc of a 175.00 foot radius curve to the right (the long chord to which bears South 04(degree)06'05" East 25.05 feet), a distance of 25.07 feet; thence South 0(degree)00'02" West 478.14 feet to a 5/8" iron pin; thence South 0(degree)00' 02" West 366.34 feet to a 5/8" iron pin; thence North 89(degree)58'41" West 451.60 feet to a 5/8" iron pin; thence North 89(degree)58'30" West 177.92 feet to a 5/8" iron pin; thence North 18(degree)04'50" West 618.09 feet to the southerly right of way boundary of State Highway No. 62 (Crater Lake Highway), said point being marked by a P-K nail; thence North 50(degree)58'00" East, along said right of way, 690.12 feet to a P-K nail with brass washer marked "LS 688" located in outside edge of curb marking the westerly corner of real property described in Volume 485 page 463, Jackson County, Oregon, Deed Records; thence South 36(degree)18'12" East, along the southwesterly line of said real property, 189.44 feet to a 5/8" iron pin; thence South 89
    (degree)53'58" East 75.27 feet to the point of beginning.



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $955,938.04 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $795,166.64 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $760,405.26 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (14)
                                (North) Salem, OR

                          MODIFICATION TO MASTER LEASE
                               ((North) Salem, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     12. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 NORTH SALEM, OR


The land referred is described as

Beginning at a point on the Easterly line of Liberty Street which is 100.04 feet North 1(degree) 09' West, 150.00 feet South 89(degree)16' East, 100.00 feet North 4(degree)27' West and 150.00 feet North 89(degree)16' West from the point of intersection of the Easterly line of said Liberty Street with the North line of Mapleton Addition, to the City of Salem, Marion County, Oregon; thence South 89(degree)16' East 150.00 feet; thence South 4(degree)27' East 100.00 feet; thence North 89(degree)16' West 50.00 feet; thence South 0(degree)44'
West 100.00 feet to a point on the North line of said Mapleton Addition; thence South 89(degree)16' East along the North line of said Mapleton Addition, 676.93 feet to a point on the Westerly line of Broadway Street, said point being the Northeast corner of Lot 1, Block 3, of said Mapleton Addition; thence North 0 (degree) 23' East along the East line of said Broadway Street 888.19 feet, more or less, to the Southeast corner of the tract of land conveyed to Northwest Natural Gas Company by deed recorded in Volume 602, Page 87, Deed Records, Marion County, Oregon; thence South 89(degree)52' West along the South line of said Northwest Natural Gas Company Tract 535.79 feet, more or less to the Northeast corner of the tract of land conveyed to William H. Stovin, et ux, by deed recorded in Volume 616, Page 570, Deed Records, Marion County, Oregon; thence South 28(degree)00' West along the East line of said Stovin Tract 83.47 feet to the Southeast corner thereof; thence North 62(degree)00' West along the South line of said tract 100.00 feet to a point on the Easterly line of North River Road; thence Southerly along the Easterly line of North River Road and the Easterly line of Liberty Street to the place of beginning.

ALSO: Beginning on the Easterly line of Liberty Street at a point which is
100.04 feet North 1(degree) 09' West from the point of intersection of the Easterly line of said Liberty Street with the North line of Mapleton Addition to the City of Salem, Marion County, Oregon; thence South 89(degree)16' East parallel with the North line of said Mapleton Addition 150.00 feet; thence North 4(degree)27' West 100.00 feet; thence North 89(degree)16' West, parallel with the North line of said Mapleton Addition 150.00 feet to a point on the Easterly line of said Liberty Street; thence Southerly along the arc of a 1735.92 foot radius curve to the right (the chord of which bears South 4(degree)27' East
100.00 feet) a distance of 100.02 feet to the point of beginning.

SAVE AND EXCEPT: A parcel of land situated in the Northeast quarter of the Northeast quarter of Section 15, Township 7 South, Range 3 West of the Willamettte Meridian, Marion County, Oregon, which is more particularly described as follows:

Beginning at a point on the Westerly right of way line of Broadway, said Westerly right of way line being also the Easterly boundary line of that tract of land conveyed to Roundup Properties, Inc., by deed recorded in Volume 637, Page 301 Deed Records, Marion County, Oregon, said point bears South 0 (degree) 17' West 150.00 feet from the Northeasterly corner of said tract; and running thence South 89(degree)53'45" West 160.00 feet parallel with the Northerly boundary line of said tract; thence South 0(degree)06'15" East 125.00 feet perpendicular to said Northerly boundary line; thence North 89(degree) 53'45" East 155.14 feet parallel with said Northerly boundary line to a point on said Westerly right of way line, as described in deed to the City of Salem, recorded August 27, 1968, in Volume 652, Page 573, Deed Records for Marion County, thence North 2(degree)37'33" East 118.91 feet along the Westerly right of way line; thence continue along said Westerly right of way line North 0 (degree) 17' East 6.19 feet to the point of beginning.

                                                             North Salem, Oregon


ALSO SAVE AND EXCEPT: Beginning at a point which is South 0(degree)17' West 150 feet and South 89(degree)53'45" West 160 feet from the Northeasterly corner of a tract of land conveyed to Roundup Properties, Inc., by deed recorded in Volume 637, Page 301, Deed Records for Marion County, Oregon; and running thence South 0(degree)06'15" East, a distance of 125 feet perpendicular to the Northerly line of aforesaid tract of land thence South 89(degree)53'45" West, a distance of 25 feet; thence North 0(degree)06'15"West, a distance of 125 feet to the aforesaid tract of land; thence North 89(degree)53'45" East, a distance of 25 feet to the place of beginning.

ALSO SAVE AND EXCEPT: Beginning at a point on the Westerly line of Broadway Street which is the Northeast corner of a tract of land conveyed to Roundup Properties, Inc., by deed recorded in Volume 637, Page 301, Deed Records for Marion County, Oregon; thence South 0(degree)17' West, along the Westerly line of Broadway Street, 150.00 feet to the Northeast corner of a tract of land conveyed to Landpower Inc., by deed recorded in Volume 670, Page 357, Deed Records for Marion County, Oregon; thence South 89(degree)53'45" West, 160.00 feet to the Northwest corner of said Landpower Inc., tract; thence North 0 (degree) 17' East, parallel with the Westerly line of Broadway Street, 150.00 feet to a point on the North line of said Roundup Properties, Inc., tract; thence North 89(degree)52' East, along said North line, 160.00 feet, more or less, to the place of beginning.

SAVE AND EXCEPT that part conveyed to the City of Salem by Deeds recorded August 27, 1968 in Volume 652, Page 573 and March 12, 1982 in Reel 275, Page 1432, Records for Marion County, Oregon.

TOGETHER WITH an easement in common with others as set forth in Reciprocal Easement recorded November 21, 1968, in Volume 657, Page 115, Deed Records for Marion County, Oregon over the following:

Beginning at a point on the Westerly right of way line of Broadway, said Westerly right of way line being also the Easterly boundary line of that tract of land conveyed to Roundup Properties, Inc., by deed recorded in Volume 637, page 301, Deed Records, Marion County,

                                                             North Salem, Oregon


Oregon, said point bears South 0(degree)17' West 150.00 feet from the Northeasterly corner of said tract; and running thence South 89(degree)53'45" West 160.00 feet parallel with the Northerly boundary line of said tract; thence South 0(degree)06'15" East 125.00 feet perpendicular to said Northerly boundary line; thence North 89(degree)53'45" East 155.14 feet parallel with said Northerly boundary line to a point on said Westerly right of way line, as described in deed to the City of Salem, recorded August 27, 1968, in Volume 652, page 573, Deed Records for Marion County, Oregon; thence North 2(degree)37'33" East 118.91 feet along said Westerly right of way line; thence continuing said Westerly right of way line North 0(degree)17' East 6.19 feet to the point of beginning.

Beginning at a point which is South 0(degree)17' West 150 feet and South 89 (degree) 53'45" West 160 feet from the Northeasterly corner of a tract of land conveyed to Roundup Properties, Inc., by deed recorded in Volume 637, Page 301, Deed Records for Marion County, Oregon; and running thence South 0(degree) 06'15" East, a distance of 125 feet perpendicular to the Northerly line of aforesaid tract of land; thence South 89(degree)53'45" West, a distance of 25 feet; thence North 0(degree)06'15" West, a distance of 125 feet to the aforesaid tract of land; thence North 89(degree)53'45" East, a distance of 25 feet to the place of beginning.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $381,062.11 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $316,974.39 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $303,117.59 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (15)
                                Oregon City, OR

                          MODIFICATION TO MASTER LEASE
                                (Oregon City, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     13. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 OREGON CITY, OR

The land referred to is described as

                 IN THE COUNTY OF CLACKAMAS AND STATE OF OREGON

A tract of land located in the Samuel N. Vance D. L. C. No. 51, located in Sections 5 and 8, Township 3 South, Range 2 East, of the W. M., being more particularly described as:

Beginning at a stone marked with an "X" at the northwest corner of the Washington Williams D. L. C. in Township 3 South, Range 2 East, of the W. M.; thence South 14(degree)42' 45" West a distance of 190.13 feet to a 3/4 inch iron pipe set at the beginning point of Parcel 2 of the Hi-Line Construction Company tract described in that contract of sale recorded in Book 32, page 789, Fee No. 5427, Miscellaneous Records; thence South 62(degree)07' 37" West along the southeasterly line of the said Parcel 2 a distance of 922.99 feet to the northeasterly right-of-way line of State Highway No. 213, said right-of-way line being 30.00 feet Northeasterly of centerline; thence North 30(degree)47' 20" West along said northeasterly right-of-way line a distance of 500.59 feet to a point being 15.00 feet easterly of the northwesterly line of the Bonneville Power Administration easement recorded June 10, 1942, in Book 294, at page 461, Clackamas County Deed Records; thence North 44(degree)52' 15" East parallel to said northwesterly line a distance of 744.62 feet to a point on the southwesterly line of that tract of land conveyed to Patrick C. Whitmore and others by that deed recorded in Fee No. 72 19202, Clackamas County Deed Records; thence North 44(degree)30' 05" West along said southeasterly line a distance of
14.98 feet to the northwesterly line of said Bonneville Power Administration easement; thence North 44(degree)52' 15" East along said northwesterly line a distance of 309.05 feet to the south right-of-way line of Beaver Creek Road, said right-of-way line being 30.00 feet south of centerline; thence South 81 (degree) 27' 54" East along said south right-of-way line a distance of 534.98 feet to a line between a stone marked with an "X" at the northeast corner of the Vance D. L. C. and a stone marked with an "X" at the northwest corner of the Washington Williams D. L. C.; thence South 16(degree)01' 30" West along said line a distance of 512.57 feet to the point of beginning of this description.

EXCEPTING all portions lying within the limits of public roads.




Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $706,401.07 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $587,597.26 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $561,909.95 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (16)
                               (New) Roseburg, OR

                          MODIFICATION TO MASTER LEASE
                              ((New) Roseburg, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     14. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                               (NEW) ROSEBURG, OR

PARCEL 1

A parcel of land lying in Sections 11 and 14, Township 27 South, Range 6 West, Willamette Meridian, Douglas County, Oregon, being more particularly described as follows: Beginning at a point on the southerly line of Northwest Garden Valley Boulevard, said point being the most easterly corner of that certain easement as described in Volume 260, Page 447, Deed Records of Douglas County, Oregon; thence South 63(degree)56' 06" East along said southerly line, 75.78 feet; thence South 26(degree)00' West 622.23 feet; thence North 75(degree)47' 52" West 254.27 feet to a point on the southeasterly line of the above said easement; thence along the boundaries of said easement as follows: South 33 (degree) 11' West 149.82 feet, North 22(degree)34' 20" East 467.00 feet, North 63(degree)48' 41" West 27.23 feet, North 26(degree)00' East 356.97 feet to a point on the above said southerly line of Garden Valley Boulevard; thence South 63(degree)56' 06" East along said southerly line, 247.00 feet to the point of beginning.

PARCEL 2

Beginning at a brass cap on the southerly right of way line of Garden Valley Boulevard, from which a brass cap marked Veterans Administration Boundary Monument on the westerly line of Isaac Jones Donation Land Claim No. 65, Township 27 South, Range 6 West, Willamette Meridian, bears North 65(degree)00' West 1315.94 feet; thence South 64(degree)00' East 667.00 feet to a steel tube with survey cap; thence South 26(degree)00' West 550.00 feet to a steel tube with survey cap; thence North 75(degree)51' West 606.05 feet to a steel tube with a survey cap; thence South 33(degree)17' West 149.82 feet to a steel tube with survey cap; thence North 22(degree)37' East 467.00 feet to a steel tube with survey cap; thence North 64(degree)00' West 27.35 feet to a brass cap; thence North 26(degree)00' East 356.97 feet to the place of beginning, all lying in Sections 11 and 14, Township 27 South, Range 6 West, Willamette Meridian, Douglas County, Oregon.

EXCEPTING THEREFROM the following: A parcel of land lying in Sections 11 and 14, Township 27 South, Range 6 West, Willamette Meridian, Douglas County, Oregon, being more particularly described as follows: Beginning at a point on the southerly line of Northwest Garden Valley Boulevard, said point being the most easterly corner of that certain easement as described in Volume 260, Page 447, Deed Records of Douglas County, Oregon; thence South 63(degree)56' 06" East along said southerly line, 75.78 feet; thence South 26(degree)00' West 622.23 feet; thence North 75(degree)47' 52" West 254.27 feet to a point on the southeasterly line of the above said easement; thence along the boundaries of said easement as follows: South 33(degree)11' West 149.82 feet, North 22 (degree) 34' 20" East 467.00 feet, North 63(degree)48' 41" West 27.23 feet, North 26(degree)00' East 356.97 feet to a point on the above said southerly line of Garden Valley Boulevard; thence South 63(degree)56' 06" East along said southerly line, 247.00 feet to the point of beginning.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $593,869.26 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $493,991.25 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $472,396.00 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                              Appendix 10I (17)(T)
                                Roseburg (#2), OR

Recordation Requested by
         and
After recordation return to:

Stoel Rives LLP
Attention:  David W. Green
950 Port of Portland Building
700 NE Multnomah
Portland, OR  97232                (Space reserved for recorder's use)
-------------------------------------------------------------------------------

                TERMINATION AGREEMENT AND ASSIGNMENT OF INTERESTS
                               (Roseburg, Oregon)

     This Termination Agreement and Assignment of Interests (this "Agreement"), dated as of the 4th day of February, 1997 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor (by assignment) under the Master Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Master Lease.

     Landlord has leased to Tenant, and Tenant has leased from Landlord, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest, FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon limited partnership, as landlord/lessor, and Tenant, as tenant/lessee, dated October 22, 1986, as amended (the "Master Lease"). Such Master Lease was an amended and restated lease, which modified and restated one or more prior leases of the Premises. Evidence of such Master Lease and such prior lease or leases is evidenced of record by certain memoranda of leases and/or other instruments listed on the attached Exhibit B (the "Memoranda").

     Tenant, as assignee of FRED MEYER REAL ESTATE PROPERTIES, LTD. pursuant to an Assignment of Master Lease dated November 25, 1986 and recorded on December 9, 1986 in the Official Records of Douglas County, Oregon in Book 968 at page 218, Recorder's No. 86-16629 holds the lessor's interest under and to existing leases affecting portions of the Premises (for purposes hereof, the "Subleases"). Tenant's interest in such Subleases was then assigned, for collateral purposes, to Landlord at the closing of Landlord's

-------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121
Property tax account No.:    47648.01
-------------------------------------------------------------------------------

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997
purchase of the Premises, pursuant to the terms of an Assignment of Leases and/or Rents (the "Assignment"), by Tenant as assignor in favor of Landlord as assignee, which is more particularly described on the attached Exhibit B.

     The parties desire to evidence of record a termination of the Master Lease and to effect and record a termination of the Memoranda and release and reconveyance to Tenant of the interest of Landlord under the Assignment, in connection with the closing of the purchase of the Premises by Tenant, as evidenced by a deed being recorded on the same date as this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Termination of Master Lease and Memoranda.

          The Master Lease and Memoranda listed on the attached Exhibit B are terminated as of the date of closing by Tenant of its acquisition of the Premises pursuant to the terms set forth herein, which is being effected simultaneously herewith (the "Termination Date"). As of the Termination Date, Landlord releases and assigns to Tenant all right, title and interest of Landlord pursuant to the Assignment and Tenant assumes all obligations under the Assignment.

          Effective as of the Termination Date, except as provided in paragraph 2 below, the parties shall have no further rights or obligations under the Master Lease.

     2.   Nature of Termination; No Release of Accrued Obligations.

          The termination hereunder is in the nature of an acceleration of the original expiration date of the Master Lease in connection with the purchase of the Premises by Tenant, and neither this Agreement nor the termination of the Master Lease shall in any way:

               (a) be deemed to excuse or release Tenant from any obligation or liability, including without limitation any obligation or liability under provisions of the Master Lease to indemnify, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Master Lease, which obligation or liability (i) first arises prior to the Termination Date, or
(ii) arises out of or is incurred in connection with events or other matters which took place prior to the Termination Date, or

               (b) affect any obligation under the Master Lease which by its terms is intended to survive the expiration or sooner termination of the Master Lease.

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

TENANT:                                 FRED MEYER, INC.,
                                        a Delaware corporation

                                        By:  SCOTT L. WIPPEL
                                           ------------------------------------

                                        Title:  Vice President
                                              ---------------------------------


LANDLORD:                               METROPOLITAN LIFE INSURANCE COMPANY,
                                        a New York corporation


                                        By:  EDWARD J. HAYES
                                           ------------------------------------

                                        Name:  Edward J. Hayes
                                             ----------------------------------

                                        Title:  Ass't. V.P.
                                              ---------------------------------

STATE OF OREGON              )
                             ) ss.
County of Multnomah          )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER OF ALASKA, INC., an Alaska corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  6/8/99


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Edward J. Hayes, as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires  9/20/97

                                   [NOTARY PUBLIC]

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

                                    EXHIBIT A
                               (Roseburg, Oregon)


All that portion of Lot 15, Fruitvale, as filed and recorded in Volume 2, Page 16, Plat Records of Douglas County, Oregon, described as: Beginning at a 5/8 inch iron rod set above a 3/4 inch iron rod in the North right of way line of Garden Valley Boulevard, from which the Southeast corner of Lot 15 bears South 89(degree)46' 48" East 430.83 feet (a 1/2 inch iron pipe 30.00 feet South 00 (degree) 25' 07" West from the Southeast corner of Lot 15 bears South 85(degree) 47' 46" East 431.77 feet, said pipe being previously referred to as the Southeast corner of Lot 15); thence along the Northerly right of way line of Garden Valley Boulevard, North 89(degree)41' 30" West 412.14 feet to a 3/4 inch iron rod; thence along the Easterly right of way line of Vine Street, North 00 (degree) 42' 48" West 230.60 feet to a 5/8 inch iron rod; thence North 89(degree) 39' 45" East 98.91 feet to a 3/4 inch iron rod; thence North 00(degree)42' 31" West 4.38 feet to a 5/8 inch iron rod on the South line of J.M. Noyes property as described in Volume 111, Page 546, Deed Records of Douglas County, Oregon; thence along the South property line of said Noyes property, South 89(degree) 40' 31" East 312.90 feet to a 5/8 inch iron rod marking the property line of F. Jenkins and R. G. Harper as described in Volume 313, Page 882, Deed Records of Douglas County, Oregon; thence along said Jenkins and Harper property line, South 00(degree)47' 24" East 236.01 feet to the point of beginning.

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

             Exhibit B - List of Matters of Record to be Terminated
                               (Roseburg, Oregon)


1.   Memorandum of Restated and Amended Lease:
     Dated:         November 25, 1986
     Lessor:        Fred Meyer Real Estate Properties, Ltd., an Oregon Limited
                    Partnership
     Lessee:        Fred Meyer, Inc., a Delaware corporation
     Recorded:      December 9, 1986
     Book:          968
     Page:          203
     Recorder's No: 86-16626, and rerecorded in Book 970, Page 760, Recorder's
                    No. 86-17777, records of Douglas County, Oregon.

2. The Lessor's interest in said lease has been assigned pursuant to an "Assignment of Master Lease" dated November 25, 1986, by Fred Meyer Real Estate Properties, Ltd., an Oregon Limited Partnership, to Metropolitan Life Insurance Company, a New York corporation:
     Recorded:      December 9, 1986
     Book:          968
     Page:          218
     Recorder's No: 86-16629, and rerecorded in Book 970, Page 775, Recorder's
                    No. 86-17780, records of Douglas County, Oregon.

3. Said unrecorded Restated and Amended Lease was further amended by an unrecorded First Amendment to Restated and Amended Lease as disclosed by a Memorandum of First Amendment to Restated and Amended Lease, by
     and between the parties therein, upon the terms, covenants and conditions contained therein:
     Dated:         November 25, 1986
     Landlord:      Metropolitan Life Insurance Company, a New York corporation
     Tenant:        Fred Meyer, Inc., a Delaware corporation
     Recorded:      December 9, 1986
     Book:          968
     Page:          223
     Recorder's No: 86-16630, and rerecorded in Book 970, Page 780, Recorder's
                    No. 86-17781, records of Douglas County, Oregon.

4. An unrecorded Option and Right of First Opportunity to negotiate for the purchase of said land, by and between the parties thereto, pursuant to the terms, covenants and conditions provided therein:
     Dated:         November 25, 1986
     Disclosed by:  Memorandum of First Amendment to Restated and Amended Lease

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

     Executed by:   Metropolitan Life Insurance Company, a New York corporation
     In Favor of:   Fred Meyer, Inc., a Delaware corporation
     Recorded:      December 9, 1986
     Book:          968
     Page:          223
     Recorder's No: 86-16630, and rerecorded in Book 970, Page 780, Recorder's
                    No. 86-17781, records of Douglas County, Oregon.

5. The Lessor's interest in said lease has been assigned by an instrument, upon the terms, covenants and provisions thereof:
     Dated:         October 22, 1986
     From:          Fred Meyer Real Estate Properties, Ltd., an Oregon Limited
                    Partnership
     To:            Fred Meyer, Inc., a Delaware corporation
     Recorded:      December 9, 1986
     Book:          968
     Page:          207
     Recorder's No: 86-16627, and rerecorded in book 970, Page 764, Recorder's
                    No. 86-17778, records of Douglas County, Oregon.

6. The interest of Fred Meyer, Inc., a Delaware corporation, has been assigned pursuant to an Assignment of Rights and Leases to Metropolitan Life Insurance Company, a New York corporation, by document recorded December 9, 1986, in Book 968, Page 227, Recorder's No. 86-16631, and rerecorded in Book 970, Page 784, Recorder's No. 86- 17782, records of Douglas County, Oregon.


STATE OF OREGON     ]
COUNTY OF D0UGLAS   ]  SS.

I, ______________, COUNTY CLERK AND RECORDER OF
CONVEYANCES, DO HEREBY CERTIFY THAT THIS
INSTRUMENT WAS RECORED

          97 FEB-5 PM 2:45.
          DOYLE SHAVER, JR.
        DOUGLAS COUNTY CLERK

IN THE OFFICIAL RECORDS OF DOUGLAS COUNTY

BY  GLAIN G. BENNETT
  -------------------------------------
                Deputy

FEE  55.00
      5.00
     -----
     60.00 pd.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                Appendix 10I (18)
                            (Santa Clara) Eugene, OR

                          MODIFICATION TO MASTER LEASE
                           ((Santa Clara) Eugene, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     15. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 SANTA CLARA, OR

Tract 1:

Beginning at a 2 inch iron pipe on the Easterly boundary line of that parcel of land described in Book 381, Page 490, Lane County Oregon Deed Records, said 2 inch iron pipe being also the initial corner of MILTON ADDITION, as platted and recorded in Book 39, Page 28, Lane County Oregon Plat Records, said 2 inch iron pipe also being recorded as bearing West 4610.23 feet and South 209.13 feet from the Northeast corner of Section 13, Township 17 South, Range 4 West of the Willamette Meridian, and running thence South 82(degree)30' 32" West 278.21 feet to a 5/8 inch iron rod; thence South 74(degree)06' 07" West 28.22 feet to a 5/8 inch iron rod; thence North 74(degree)17' 09" West 432.95 feet to a 5/8 inch iron rod with an aluminum cap; thence North 3(degree)29' 32" West 201.71 feet to a 5/8 inch iron rod with an aluminum cap; thence South 86(degree)30'
28" West 195.39 feet to a 5/8 inch iron rod with an aluminum cap on the Easterly right of way line of River Road; thence along said Easterly right of way line North 21(degree)27' 45" West 70.60 feet to a 5/8 inch iron rod with an aluminum cap and North 15(degree)00' 45" West 155.25 feet to a 5/8 inch iron rod with an aluminum cap, which marks the intersection of said Easterly right of way line of River Road and the Southerly right of way line of Relocated Division Avenue; thence along said Southerly right of way line of Relocated Division Avenue, North 88(degree)26' 15" East 684.89 feet to a 5/8 inch iron rod marking the point of beginning of a 914.93 foot radius curve right; thence Southeasterly along the arc of said curve to a 5/8 inch iron rod, the long chord of which bears South 74(degree)50' 32" East 525.06 feet, which iron rod also marks a point on the Westerly boundary line of that certain tract of land described in Book 412, Page 182, Lane County Oregon Deed Records; thence South 3(degree)29' 32" East 309.95 feet to a point on the Southerly boundary of said MILTON ADDITION; thence South 76(degree)54' 53" West 223.00 feet along the Southerly boundary of said MILTON ADDITION to the place of beginning, in Lane County, Oregon;
     EXCEPT that portion described in deed to Lane County, a political subdivision of the State of Oregon, recorded November 14, 1981, Reception No. 8146596, Lane County Oregon Records;

Tract 2:

Beginning at an iron rod with an aluminum cap on the Northerly boundary line of the Belt Line Freeway, said iron rod being located South 82(degree)30' 32" West
278.21 feet and South 74(degree)06' 07" West 28.22 feet and North 74(degree)
17' 09" West 432.95 feet from the 2 inch iron pipe which marks the initial corner of the MILTON ADDITION, as platted and recorded in Book 39, Page 28, Lane County Oregon Plat Records, which 2 inch iron pipe is also described as being located West 4610.23 feet and South 209.13 feet from the Northeast corner of
Section 13, Township 17 South, Range 4 West of the Willamette Meridian, Lane County, Oregon; thence along said Northerly boundary of the Belt Line Freeway, North 74(degree)17' 09" West 76.14 feet to a 5/8 inch iron rod with and aluminum cap and South 82(degree)55' West 65.00 feet to a 5/8 inch iron rod with an aluminum cap, which marks the intersection of the Northerly boundary of the Belt Line Freeway and the Easterly boundary of River Road; thence North 21 (degree) 27' 45" West 190.00 feet along the Easterly boundary line of River Road, to a 5/8 inch iron rod with an aluminum cap; thence North 86(degree)30' 28" East 195.39 feet to a 5/8 inch iron rod with an aluminum cap; thence South 3 (degree) 29' 32" East 201.71 feet to the place of beginning, in Lane County, Oregon;
     EXCEPT that portion described in deeds to Lane County, a political subdivision of the State of Oregon, recorded November 4, 1981, Reception No. 8146672 and Reception No. 8146596, Lane County Oregon Records.

Tract 3:

A parcel of land located in the Southwest quarter of Section 12 and the Northwest quarter of Section 13, Township 17 South, Range 4 West of the Willamette Meridian, Lane County, Oregon, described as follows: Beginning at a point on the Northerly line of that certain parcel of land described in deed to the City of Eugene, a municipal corporation, recorded June 22, 1966, Reception No. 51763, Lane County Oregon Deed Records; North 76(degree)54' 53" East 222.90 feet of the initial corner of MILTON ADDITION, as platted and recorded in Book 39, Page 28, Lane County Oregon Plat Records, said initial corner being recorded as bearing South 209.13 feet and West 4610.23 feet from the Northeast corner of
Section 13 in said Township and Range; thence North 3(degree)29' 32" West
310.52 feet more or less to a point on curve on the Southerly right of way line of Division Avenue; thence along said Southerly right of way line along the arc of a 914.93 foot radius curve right (the long chord of which bears South 53 (degree) 42' 23" East 144.36 feet, record South 53(degree)51' 05" East 143.93 feet), 144.51 feet to a point of tangency; thence along said Southerly right of way line South 49(degree)10' 54" East 243.32 feet (record 237.42 feet) to a point on the Northerly line described in said deed recorded June 22, 1966, Reception No. 51763, Lane County Oregon Deed Records; thence South 76(degree) 54' 53" West 289.08 feet more or less to the point of beginning, in Lane County, Oregon.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $462,532.06 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $384,742.58 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $367,923.23 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (19)
                                 Springfield, OR

                          MODIFICATION TO MASTER LEASE
                                (Springfield, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     16. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 SPRINGFIELD, OR

The land referred to is described as

Beginning at a point on the Northerly right of way line of "Q" Street, said point being South 0(degree)12' 00" West 75.35 feet from the Southwest corner of the William Spencer Donation Land Claim No. 50, Township 17 South, Range 3 West of the Willamette Meridian, said point also being North 0(degree)12' 00" East
70.85 feet from the Southeast corner of the Jacob Halstead Donation Land Claim No. 47, said Township and Range; thence along said Northerly line South 85 (degree) 54' 00" West 269.30 feet to the Easterly line of that certain parcel described in Reception No. 8332793, Lane County Oregon Records; thence along the Easterly and Northerly lines of said parcel the following courses: North 125.0 feet; West 124.68 feet to the Easterly line of that certain parcel described in Reception No. 8345284, Lane County Oregon Records; thence along the Easterly and Northerly lines of said parcel the following courses: North 3.55 feet; West
166.60 feet to the Easterly right of way line of 5th Street; thence along said Easterly line the following courses: North 0(degree)04' 06" East 425.02 feet; West 8.00 feet; North 0(degree)04' 06" East 230.51 feet to the Southerly line of that certain parcel described in Reception No. 7894832, Lane County Oregon Records; thence along the Southerly line of said parcel and the Southerly lines of the parcels described in Reception Nos. 8518892, 67436 (October 7, 1971) and 71751 (November 5, 1971), Lane County Oregon Records, East 566.56 feet to the Westerly line of McWILLAMA ADDITION, as platted and recorded in Book 4, Page 34, Lane County Oregon Plat Records; thence along said Westerly line South 0(degree) 04' 02" East 122.52 feet to the Northwest corner of Lot 14, Block 10 of said plat; thence along the Northerly line of said Lot 14 South 89(degree)55' 05" East 131.71 feet to the Northeast corner of said Lot, said corner also being on the Westerly line of 7th Street; thence on said Westerly line, also being the Easterly line of said Block 10 and its prolongation Southerly South 0(degree) 04' 02" East 624.11 feet to the Northerly line of "Q" Street; thence along said Northerly line South 82(degree)14' 00" West 133.26 feet to the point of beginning, in Lane County, Oregon;

     EXCEPTING that portion of the above described tract of land conveyed to the City of Springfield, by deed recorded January 19, 1977, in Reel No. 830, Reception No. 7703531, Lane County Oregon Records, being more particularly described as follows: Beginning at the Southeast corner of the Jacob Halstead Donation Land Claim No. 47, Township 17 South, Range 3 West of the Willamette Meridian; running thence North 70.85 feet to an angle point on the South boundary of the Fred Meyer property; thence North 82(degree)14' East 132.45 feet to the True Point of Beginning; thence North 0(degree)01' West 15 feet to a point; thence South 41(degree)06' 30" West 22.60 feet to a point, thence North 82(degree)14' East 15 feet to the True Point of Beginning, in Lane County, Oregon.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $548,717.42 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $456,433.13 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $436,479.77 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (20)
                               (South) Salem, OR

                          MODIFICATION TO MASTER LEASE
                               ((South) Salem, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     17. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 SOUTH SALEM, OR

TRACT I
That tract of land situated in Lots 7, 8, 11, 12 and 14 of Smith's Fruit Farms, Southwest Quarter of the Northeast Quarter of Section 3, Township 8 South, Range 8 West of the Willamette Meridian, Marion County, Oregon, which is more particularly described as follows:

Beginning at a two-inch iron pipe marking the initial corner of Willa Acres as recorded in Volume 15, Page 39, Marion County Book of Town Plats and running thence from this the true point of beginning; South 89(degree)45' West 135.04 feet; thence South 0(degree)15' East 105.00 feet; thence Southwesterly 100 feet, more or less, to a point on the Easterly right of way line of U.S. 99 East, which bears Southeasterly 170.00 feet from the intersection of said Easterly Highway right of way line and the Northerly boundary line of that tract of land conveyed to R. R. and N. A. Ritchie by deed recorded in Volume 279, Page 201; thence Southeasterly along said Easterly highway right of way line 622 feet, more or less, to the Northerly right-of-way line of Relocated Madrona Avenue, more particularly described in deed to the City of Salem, recorded in Volume 656, page 83, Deed Records for Marion County, Oregon; thence Easterly along said relocated Northerly right-of-way line as described in said City of Salem deed to a point on the Southerly extension of the Easterly boundary line of said Ritchie tract; thence North 0(degree)37' East 680 feet, more or less, along said Easterly boundary line of said Ritchie tract described in Volume 279, page 201 to a five-eighths inch iron rod with an aluminum cap on the Southerly boundary line of the tract of land conveyed to R. R. and N. A. Ritchie by deed recorded in Volume 468, page 14, Marion County Record of Deeds; thence North 89 (degree) 45' East 25.00 feet along said Southerly boundary line of said Ritchie tract described in Volume 468, page 14, to a five- eighths inch iron rod with an aluminum cap marking the Southeasterly corner of same; thence North 0(degree) 25'30" East 165.00 feet along the Easterly boundary line of said Ritchie tract described in Volume 468, page 14, to a five-eighths inch iron rod with an aluminum cap, thence South 89(degree)45' West 522.79 feet to a five-eighths inch iron rod with an aluminum cap on the Westerly boundary line of that tract of land conveyed to R. R. and N. A. Ritchie by deed recorded in Volume 224, page 174, Marion County Record of Deeds; said Westerly boundary line being also the Easterly boundary line of Willa Acres; thence South 0(degree)09' East 165.00 feet along said Easterly subdivision boundary line to the point of beginning.

TRACT II
Beginning at a point on the South line of Lot 14, Smith's Fruit Farms in Township 8 South, Range 3 West of the Willamette Meridian in Marion County, Oregon, said point being South 89(degree)38'13" West 386.12 feet from the Southeast corner of said Lot; thence South 89(degree)38'13" West along the South line of said Lot, 173.00 feet to an iron pipe on the Easterly right of way line of U.S. Highway 99E; thence Northerly along said right of way line on the arc of a 5779.58 foot radius curve to the left (the chord of which bears North 25(degree)48'54" West 57.20 feet) a distance of 57.20 feet to the Southwesterly corner of a tract of land conveyed to Robert W. and Dorothy A. Delk by deed recorded in Volume 666, page 275, Deed Records for Marion County, Oregon; thence North 89 (degree) 38'13" East along the South line of said tract, 60.00 feet to an iron rod marking the Southeasterly corner thereof; thence North 21(degree)33'23"
East along the Easterly line of said Delk Tract, 147.23 feet to an iron rod marking an angle corner in said Easterly line; thence North 0(degree)26'12"
East continuing along the Easterly line of said Delk tract, 100.16 feet to an iron pipe on the Southerly right of way line of relocated Madrona Avenue; thence Easterly along said Southerly right of way line on the arc of a 1175.92 foot radius curve to the left (the chord of which bears North 80(degree)22'10" East
14.62 feet), a distance of 14.62 feet; thence South 11(degree)12'47" East
272.62 feet; thence North 89(degree)38'13" East 15.47 feet; thence South 0 (degree) 21'47" East 23.00 feet to the point of beginning.

TOGETHER WITH a non-exclusive easement for ingress, egress and parking over Tract III herein.

TRACT III Beginning at a point on the South line of Lot 14, Smith's Fruit Farms in Township 8 South, Range 3 West of the Willimette Meridian in Marion County, Oregon, said point being South 89(degree)38'13" West 2207.34 feet from the Southeast corner of said Lot; thence South 89(degree)38'13" West along the South line of said Lot, 178.78 feet; thence North 0(degree)21'47" West 23.00 feet; thence South 89(degree)38'13" West 15.47 feet; thence North 11(degree) 12'47" West 272.62 feet to a point on the Southerly right of way line of relocated Madrona Avenue; thence Easterly along said right of way line as follows: Along the arc of a 1175.92 foot radius curve to the left (the chord of which bears North 76(degree)57'57" East 125.04 feet), a distance of 125.10 feet to an iron pipe marking a point of tangent and North 73(degree)55'05" East 29.64 feet to an iron pipe marking a point of curve, and along the arc of a 1115.92 foot radius curve to the right (the chord of which bears North 74 (degree) 43'54" East 31.69 feet), a distance of 31.69 feet; thence South 11 (degree) 16'10" East, leaving said right of way line, 340.50 feet to the place of beginning.

TRACT IV
The North 30.00 feet of the south 195.0 feet of Lot Eight (8), Smith Fruit Farms, Marion County, Oregon, and the North 30.00 feet of the South 195.00 feet of the West 190.00 feet of Lot Seven (7), Smith Fruit Farms, Marion County, Oregon.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $782,639.07 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $651,013.41 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $622,553.80 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (21)
                                 The Dalles, OR

                          MODIFICATION TO MASTER LEASE
                                (The Dalles, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     18. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 THE DALLES, OR

                                    PARCEL I

Lots 1 and 2, GRIGG'S ADDITION TO CITY OF THE DALLES, in City of The Dalles, County of Wasco and State of Oregon, according to the duly recorded plat thereof, filed December 26, 1972, Plat Book 7, Page 20.


                                    PARCEL II

A parcel of land lying in the Methodist Mission Donation Land Claim, Township 2 North, Range 13 East of the Willamette Meridian, Wasco County, Oregon and being a portion of that property designated as Parcel 2 and described in that deed to the State of Oregon, by and through its State Highway Commission, recorded in Book 129, Page 750 of Wasco County Record of Deeds; the said parcel being that portion of said property lying southerly of that property described in that easement to Dalles City, recorded July 18, 1962, Micro-Film No.
62-0158, records of Wasco County, Oregon.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $513,685.56 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $427,292.99 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $408,613.51 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (22)
                                  Tualatin, OR

                          MODIFICATION TO MASTER LEASE
                                 (Tualatin, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     19. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98



Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  TUALATIN, OR


The land referred to is described as

The following described portion of Section 24, Township 2 South, Range 1 West, Willamette Meridian, Washington County, Oregon:

Beginning at a point on the West line of that tract of land conveyed to Fred Meyer Properties, Inc., Book 1005, page 224, Deed Records, County of Washington, State of Oregon, said point being South 88(degree)59' 01" East, 1399.20 feet and South 01(degree) 37' 27" West, 470.75 feet from the West one-quarter corner of Section 24, Township 2 South, Range 1 West, Willamette Meridian, said point being the true point of beginning; thence Northeasterly along the arc of a
869.51 foot radius curve to the left (chord bears North 54(degree)41' 15" East, 269.84 feet), and along the South line of that tract conveyed to the City of Tualatin, as evidenced by a Deed recorded July 24, 1979, fee number 79029149, Records of Washington County, Oregon, a distance of 270.94 feet; thence continuing along the South line of said City of Tualatin Tract, North 45(degree) 45' 38" East, 54.61 feet; thence continuing along the South line of said City of Tualatin Tract, Northeasterly along the arc of a 767.51 foot radius curve to the right (chord bears North 64(degree)33' 18" East, 494.55 feet), a distance of
503.53 feet, more or less, to the North line of said Fred Meyer Properties; thence along said North line, South 79(degree)33' 27" East, 232.60 feet, more or less, to the East line of said Fred Meyer Properties; thence along the East line, South 1(degree), 37' 21" West, 656.92 feet, more or less, to the center of said ditch, South 76(degree)00' 23" West, 21.28 feet, more or less; thence continuing along the center of said ditch, South 11(degree)08' 45" West, 95.66 feet, more or less; thence continuing along the center of said ditch, South 56 (degree) 16' 55" West, 258.02 feet, more or less; thence continuing along the center of said ditch, South 89(degree)09' 17" West, 354.44 feet, more or less; thence continuing along the center of said ditch, South 81(degree)20' 00" West,
93.00 feet, more or less; thence continuing along the center of said ditch, North 74(degree)02' 00" West, 239.00 feet, more or less, to a point on the West line of said Fred Meyer Properties; thence along the said West line, North 1 degree 37' 21" East, 488.16 feet to the true point of beginning.

EXCEPTING THEREFROM that portion described in a Deed to the City of Tualatin, by instrument, recorded July 24, 1979, fee number 79029149.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $996,384.69 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $828,810.90 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $792,578.73 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (23)
                               (West) Eugene, OR

                          MODIFICATION TO MASTER LEASE
                               ((West) Eugene, OR)

          THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and FRED MEYER, INC., a Delaware corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     20. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            FRED MEYER, INC., a Delaware corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  Sr. V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as Sr. V.P. of FRED MEYER, INC., a Delaware corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                              (West) Eugene, Oregon


Beginning at a found 2 inch diameter iron pipe being the Initial Point of MOYER THEATRES, as platted and recorded in Book 57, Page 1, Lane County, Oregon Plat Records; thence North 87(degree)29'58" West along the Westerly prolongation of the Southerly boundary of said Plat, 180.00 feet to a set 5/8 inch diameter iron rod, being the True Point of Beginning; thence North 2(degree)12'22" East parallel with the Westerly boundary of said Plat 420.00 feet to a set 5/8 inch diameter iron rod; thence South 87(degree)29'58" East parallel with the Southerly boundary of said Plat 180.00 feet to a set 5/8 inch diameter iron rod on the Westerly boundary of said Plat; thence North 2(degree)12'22" East along the Westerly boundary of said Plat 20.00 feet to a set 5/8 inch diameter iron rod; thence South 87(degree)29'58" East parallel with the Southerly boundary of said Plat 890.23 feet to a set 5/8 inch diameter iron rod being 40.00 feet Westerly of, when measured at right angles to, the centerline of Seneca Road as monumented by the City of Eugene; thence South 2(degree)11'58" West parallel with and 40.00 feet distant from the monumented centerline of Seneca Road 440.00 feet to a set 5/8 inch diameter iron rod on the Southerly boundary of said Plat; thence North 87(degree)29'58" West along the Southerly boundary of said Plat
223.49 feet to a set 5/8 inch diameter iron rod; thence South 2(degree)11'58" West parallel with the monumented centerline of Seneca Road 341.44 feet to a set 5/8 inch diameter iron rod being 40.00 feet Northerly of, when measured at right angles to, the centerline of West 11th Avenue as monumented by the City of Eugene; thence North 87(degree)24'11" West parallel with and 40.00 feet distant from the last mentioned centerline 846.84 feet to a set 5/8 inch diameter iron rod; thence North 2(degree)12'22" East parallel with the Westerly boundary of said Plat, 340.01 feet to the true point of beginning, in Lane County, Oregon. EXCEPT that portion deeded to the City of Eugene by Street Deed recorded April 21, 1983, Reception No. 8312849, Lane County, Oregon Records.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $942,850.49 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $784,280.18 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $749,994.72 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (24)
                                   Aurora, WA

                          MODIFICATION TO MASTER LEASE
                                  (Aurora, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     21. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                   AURORA, WA

The land referred to ________________ is located in the County of King, State of Washington, and described as follows:

PARCEL A:

LOT 2, EXCEPT IN THE SOUTH 20 FEET THEREOF; AND ALL LOTS 6 THROUGH 12, INCLUSIVE ALL IN BLOCK 1 OF RICHMOND TRACTS, ACCORDING TO THE PLAT RECORDED IN VOLUME 25 OF PLATS, PAGE 10, IN KING COUNTY, WASHINGTON; EXCEPT THE NORTH 10 FEET OF SAID LOTS 9, 10, 11 AND 12 CONVEYED TO KING COUNTY FOR ROAD BY DEED RECORDED UNDER AUDITOR'S FILE NO. 5350960; AND EXCEPT PORTION OF SAID LOT 9 CONVEYED TO KING COUNTY BY DEED RECORDED UNDER AUDITOR'S FILE NO. 6309861; ALSO LOTS 1, 2, 3, 4, 5 AND 6 IN BLOCK 1 OF RICHMOND TRACTS DIVISION NO. TWO, ACCORDING TO THE PLAT RECORDED IN VOLUME 25 OF PLATS, PAGE 38, IN KING COUNTY, WASHINGTON; ALSO LOTS 4 AND 5 AND THE NORTH 60 FEET OF LOT 6 IN BLOCK 1 OF RICHMOND TRACTS DIVISION 4, ACCORDING TO THE PLAT RECORDED IN VOLUME 27 OF PLATS, PAGE 40, IN KING COUNTY, WASHINGTON;

TOGETHER WITH THAT PORTION OF VACATED NORTH 184TH STREET LYING BETWEEN BLOCK 1 OF SAID RICHMOND TRACTS AND BLOCK 1 OF SAID RICHMOND TRACTS DIVISION TWO AND BETWEEN AURORA AVE. AND LINDEN AVENUE; EXCEPT THE NORTH HALF OF SAID STREET ADJOINING LOTS 4 AND 5 IN BLOCK 1 OF SAID RICHMOND TRACTS;

TOGETHER WITH VACATED 10 FOOT ALLEY LYING SOUTH OF BLOCK 1 OF
RICHMOND TRACTS DIVISION NO. 2 AND NORTH OF BLOCK 1, RICHMOND
TRACTS DIVISION NO. 4 AS SET FORTH UNDER AUDITOR'S FILE NO. 7708040736.

PARCEL B:

LOT 6 IN BLOCK 1 OF RICHMOND TRACTS, DIVISION 4, ACCORDING TO THE PLAT RECORDED IN VOLUME 27 OF PLATS, PAGE 40, IN KING COUNTY, WASHINGTON, EXCEPT THE NORTH 60 FEET;

PARCEL C:

LOTS 1, 2 AND 3, BLOCK 1, RICHMOND TRACTS DIVISION 4, ACCORDING TO THE PLAT RECORDED IN VOLUME 27 OF PLATS, PAGE 40, IN KING COUNTY, WASHINGTON; EXCEPT THE EAST 100 FEET OF LOTS 2 AND 3, BLOCK 1, RICHMOND TRACTS, DIVISION 4, ACCORDING TO THE PLAT RECORDED IN VOLUME 27 OF PLATS, PAGE 40, IN KING COUNTY, WASHINGTON.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $921,579.99 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $766,586.99 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $733,074.99 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (25)
                                 Bellingham, WA

                          MODIFICATION TO MASTER LEASE
                                (Bellingham, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     22. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 BELLINGHAM, WA

THAT PART OF "CEDAR ADDITION TO NEW WHATCOM, "TOGETHER WITH THE VACATED PORTION THEREOF, NOW A PART OF THE CONSOLIDATED CITY OF BELLINGHAM, WHATCOM COUNTY, WASHINGTON, AS PER THE MAP THEREOF, RECORDED IN BOOK 4 OF PLATS, PAGE 20, IN THE AUDITOR'S OFFICE OF SAID COUNTY AND STATE; ALSO THAT PART OF "PLAT OF CEDAR ADDITION SUPPLEMENTAL TO THE CITY OF BELLINGHAM, WASHINGTON," TOGETHER WITH VACATED PORTION THEREOF, AS PER THE MAP THEREOF, RECORDED IN BOOK 6 OF PLATS, PAGE 3, IN SAID AUDITOR'S OFFICE; ALSO THAT PART OF "YORK ADDITION TO THE TOWN OF NEW WHATCOM," TOGETHER WITH VACATED PORTION THEREOF NOW A PART OF THE CONSOLIDATED CITY OF BELLINGHAM, WHATCOM COUNTY, WASHINGTON, AS PER THE MAP THEREOF, RECORDED IN BOOK 1 OF PLATS, PAGE 52, IN THE AUDITOR'S OFFICE OF SAID COUNTY AND STATE, DESCRIBED AS FOLLOWS:

BEGINNING AT AN INTERSECTION OF THE SOUTH 40 FOOT RIGHT OF WAY LINE OF LAKEWAY DRIVE WITH THE WEST 40 FOOT RIGHT OF WAY LINE OF LINCOLN STREET; THENCE SOUTH 00 DEGREES 23'35" WEST ALONG SAID WEST RIGHT OF WAY LINE, 317.14 FEET; THENCE ALONG AN ARC CURVE TO THE RIGHT WITH A RADIUS OF 460 FEET THROUGH A CENTRAL ANGLE OF 16 DEGREES 11'00", AN ARC DISTANCE OF 129.93 FEET; THENCE SOUTH 16 DEGREES 34'35" WEST, 568.62 FEET; THENCE NORTH 89 DEGREES 38'19" west, 461.59 FEET; THENCE NORTH 00 DEGREES 23'35" EAST, A DISTANCE OF 986.40 FEET; THENCE SOUTH 89 DEGREES 39'01" EAST, 40 FEET TO THE CENTERLINE OF VACATED JAMES STREET; THENCE NORTH 00 DEGREES 23'35" EAST ALONG SAID CENTERLINE 5.00 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF LAKEWAY DRIVE; THENCE EASTERLY ALONG SAID RIGHT OF WAY LINE THE FOLLOWING 2 COURSES AND DISTANCES: SOUTH 89 DEGREES 37'42" EAST, 319.49 FEET; SOUTH 89 DEGREES 38'06" EAST, 278.81 FEET TO THE POINT OF BEGINNING.

SITUATE IN WHATCOM COUNTY, WASHINGTON.

The above described parcel is also known as Lot 1, Fred Meyer Short Plat, as per the map thereof, recorded in Volume 10 of Short Plats, Pages 76 & 77, under Auditors File Number 148224 Records of the Auditors office of Whatcom County, WA.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $810,876.55 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $674,501.85 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $645,015.43 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (26)
                                  Everett, WA

                          MODIFICATION TO MASTER LEASE
                                  (Everett, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     23. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                   ET-EVERETT


That portion of the Northeast quarter of Northeast quarter of Section 13, Township 28 North, Range 4 East, W.M. and of Lot 1, Beverly Garden Tracts, Division 1, according to the plat recorded in Volume 10 of Plats, Page 1, Records of Snohomish County, Washington, described as follows:

Commencing at the Northeast corner of said Section 13; thence South 0(degree) 08'16" west along east line thereof 30.00 feet; thence south 89(degree)49'36" west parallel to north line of said Section 342.10 feet; thence south 0(degree) 08'16" west 10.00 feet to the true point of beginning; thence south 89(degree) 49'36" west 475.00 feet; thence south 1(degree) 10'45" west 79.82 feet; thence south 32(degree)29'10" west 642.53 feet; thence south 0(degree)08'16" west
661.99 feet to south line of said Northeast quarter of Northeast quarter; thence north 89(degree)52'40" east along said south line 96.47 feet to northwest corner of said Lot 1, Beverly Garden Tracts Division No. 1; thence south 85 (degree) 30'01" East 67.07 feet; thence north 10(degree)21'02" east 47.72 feet; thence north 3(degree)26'31" west 60.58 feet; thence south 57(degree)37'12" east 185.29 feet to westerly right of way line of Evergreen Way; thence along said westerly right of way line north 32(degree)33'29" east 942.88 feet; thence north 0(degree)08'16" east 150.00 feet; thence south 89(degree)49'36" west
10.00 feet; thence north 0(degree)08'16" east 337.42 feet to the true point of beginning:

EXCEPT portion thereof conveyed to the City of Everett for Beverly Park-Mukilteo Road by warranty deed recorded April 23, 1983 under Auditor's File No. 8304250289.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $1,227,075.36 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $1,020,703.60 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $976,082.68 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                              Appendix 10I (27)(T)
                       (Fourth Plan) Vancouver, Washington

Recordation Requested by                FIRST AMERICAN TITLE CO.
         and                            FILED FOR RECORD
After recordation return to:            CLARK CO. WASH

Stoel Rives LLP                         97 FEB-5 PM12:19
Attention:  David W. Green
950 Port of Portland Building                AUDITOR
700 NE Multnomah                        ELIZABETH A. LUCE
Portland, OR  97232                (Space reserved for recorder's use)
-------------------------------------------------------------------------------


                TERMINATION AGREEMENT AND ASSIGNMENT OF INTERESTS
                         (FP, Fourth Plain, Washington)

     This Termination Agreement and Assignment of Interests (this "Agreement"), dated as of the 4th day of February, 1997 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor (by assignment) under the Master Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Master Lease.

     Landlord has leased to Tenant, and Tenant has leased from Landlord, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest, FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon limited partnership, as landlord/lessor, and Tenant, as tenant/lessee, dated October 22, 1986, as amended (the "Master Lease"). Such Master Lease was an amended and restated lease, which modified and restated one or more prior leases of the Premises. Evidence of such Master Lease and such prior lease or leases is evidenced of record by certain memoranda of leases and/or other instruments listed on the attached Exhibit B (the "Memoranda").

     Tenant, as Lessee of FRED MEYER REAL ESTATE PROPERTIES, LTD. pursuant to an Agreement of Lease dated October 22, 1986 and recorded on December 9, 1986 in the Official Records of Clark County, Oregon Auditor's File No. 8612090003 holds the lessor's interest under and to existing leases affecting portions of the Premises (for purposes hereof, the "Subleases"). Tenant's interest in such Subleases was then


-------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121
Property tax account No.: 029721-000, 029763-000, C-52431
-------------------------------------------------------------------------------

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997
assigned for collateral purposes, to Landlord at the closing of Landlord's purchase of the Premises, pursuant to the terms of an Assignment of Leases and/or Rents (the "Assignment"), by Tenant as assignor in favor of Landlord as assignee, which is more particularly described on the attached Exhibit B.

     The parties desire to evidence of record a termination of the Master Lease and to effect and record a termination of the Memoranda and release and reconveyance to Tenant of the interest of Landlord under the Assignment, in connection with the closing of the purchase of the Premises by Tenant, as evidenced by a deed being recorded on the same date as this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Termination of Master Lease and Memoranda.

          The Master Lease and Memoranda listed on the attached Exhibit B are terminated as of the date of closing by Tenant of its acquisition of the Premises pursuant to the terms set forth herein, which is being effected simultaneously herewith (the "Termination Date"). As of the Termination Date, Landlord releases and assigns to Tenant all right, title and interest of Landlord pursuant to the Assignment and Tenant assumes all obligations under the Assignment.

          Effective as of the Termination Date, except as provided in paragraph 2 below, the parties shall have no further rights or obligations under the Master Lease.

     2.   Nature of Termination; No Release of Accrued Obligations.

          The termination hereunder is in the nature of an acceleration of the original expiration date of the Master Lease in connection with the purchase of the Premises by Tenant, and neither this Agreement nor the termination of the Master Lease shall in any way:

               (a) be deemed to excuse or release Tenant from any obligation or liability, including without limitation any obligation or liability under provisions of the Master Lease to indemnify, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Master Lease, which obligation or liability (i) first arises prior to the Termination Date, or
(ii) arises out of or is incurred in connection with events or other matters which took place prior to the Termination Date, or


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

               (b) affect any obligation under the Master Lease which by its terms is intended to survive the expiration or sooner termination of the Master Lease.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

TENANT:                            ROUNDUP CO.,
                                   a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------
                                   Name:  Scott L. Wippel
                                        ---------------------------------------
                                   Title:  Vice President
                                         --------------------------------------


LANDLORD:                          METROPOLITAN LIFE INSURANCE COMPANY,
                                   a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------
                                   Name:  Edward J. Hayes
                                        ---------------------------------------
                                   Title:  Asst. V.P.
                                         --------------------------------------




STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Scott L. Wippel, as Vice President of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires:  6/8/99

                                   [NOTARY SEAL]


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Edward
J. Hayes, as Asst. Vice President of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   RP BUSHNELL
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires   9/20/97

                                   [NOTARY SEAL]


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                    EXHIBIT A
                         (FP, Fourth Plain, Washington)


PARCEL A

The West 20.08 feet of Lot 2, the West 83.17 feet of Lot 8; the West 87.5 feet of Lot 9, and all of Lots 3, 4, 5, 6, 7, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19,
20, 21, 22, 23, 24, 25, 26, 27 and 28, all in Block "A", GARDEN ACRES REPLAT, according to the plat thereof, recorded in Volume "E" of Plats, Page 12, records of Clark County, Washington.

EXCEPT that portion of said Lots 2, 3, 4, and 5, lying in Fourth Plain Boulevard on the North and Grand Avenue on the West.

PARCEL B

Lots 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18, Block "E", GARDEN ACRES
REPLAT, according to the plat thereof, recorded in Volume "E" of Plats, Page 12, records of Clark County, Washington.

EXCEPTING THEREFROM the above described Parcels A and B that portion conveyed to the CITY OF VANCOUVER, a municipal corporation by deed recorded May 14, 1991 under Auditor's File No. 9105140073.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

             Exhibit B - List of Matters of Record to be Terminated
                         (FP, Fourth Plain, Washington)

1.   MEMORANDUM OF LEASE AND THE TERMS AND CONDITIONS THEREOF:

     Lessor:             FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon
                         limited partnership
     Lessee:             ROUNDUP CO., a Washington corporation
     Term:               October 22, 1986 to October 31, 2006
     Dated:              November 25, 1986
     Recorded:           December 9, 1986
     Auditor's File No.: 8612090003

     Lessor's interest is now held of record by METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, pursuant to instrument recorded December 9, 1986 under Auditor's File No. 8612090006.

     SAID LEASE WAS AMENDED BY INSTRUMENT, INCLUDING THE TERMS AND PROVISIONS
     THEREOF:

     Dated:              November 25, 1986
     Recorded:           December 9, 1986
     Auditor's File No:  8612090007

     SAID LEASE WAS AMENDED BY INSTRUMENT, INCLUDING THE TERMS AND PROVISIONS
     THEREOF:

     Dated:              April 22, 1991
     Recorded:           May 14, 1991
     Auditor's File No.: 9105140082


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                Appendix 10I (28)
                             (Lynnwood) Seattle, WA

                          MODIFICATION TO MASTER LEASE
                            ((Lynnwood) Seattle, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     24. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                             LYNNWOOD (SEATTLE, WA)


The land referred to __________ is located in the County of Snohomish, State of Washington, and described as follows:

     Lots 2 through 23, inclusive, Block 3, Lynn Crest Division No. 2, according to the plat recorded in Volume 13 of Plats, Page 12, Records of Snohomish County, Washington;

     Except the Southerly 150 feet of Lot 11; and

     Except the Southerly 150 feet of the Westerly 50 feet of Lot 12; and

     Except that portion of Lots 11 through 20, inclusive, and that portion of Lot 23 conveyed to the State of Washington for Sr. No. 524 (196th Street Southwest) by deeds recorded under Recording Nos. 1928600 and 1928601; and

     Except the east 8 feet of Lots 2, 3, 21, 22 and 23, conveyed to the City of Lynnwood by deed recorded under Recording No. 7801170170.

Situate in the County of Snohomish, State of Washington.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $1,378,651.23 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $1,146,787.16 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $1,096,654.39 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (29)
                                  Longview, WA

                          MODIFICATION TO MASTER LEASE
                                 (Longview, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     2. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  LONGVIEW, WA

                  IN THE COUNTY OF COWLITZ, STATE OF WASHINGTON

PARCEL A:
Lots 14, 15, 16, 17, and 18, Block 7, Columbia Valley Gardens No. 1, according to the plat thereof recorded in Volume 6 of Plats, Page 5, records of said county, ALSO: Beginning at the intersection of the East line of Lot 5, Block 7, Columbia Valley Gardens No. 1, according to the plat thereof recorded in Volume 6 of Plats, Page 5, of said county, with the Southerly right of way line of the
C. & C. Railroad; thence Westerly and Southerly along said railroad right of way to an intersection with the East line of 32nd Avenue; thence Southwesterly along the East line of 32nd Avenue 101 feet; thence North 89(degree)10'34" East 600 feet more or less to an intersection with the East line of Lot 5, Block 7, (said intersection being 176.6 feet Northeast from Southeast corner of Lot 5); thence North 34(degree)56'04" East 176.6 feet, more or less, to the place of beginning. ALSO: That portion of Lots 4, 5, 19 and 20 in Block 7, Columbia Valley Gardens No. 1 according to the recorded plat thereof recorded in Volume 6 of Plats, Page 5, records of said county, described as follows: Beginning at the Southeasterly corner of Lot 5, Block 7, Columbia Valley Gardens No. 1; thence running Westerly along the Southerly line of said Lot 5, extended to the Northwesterly corner of Lot 18 in said Block 7, said corner being on the Easterly line of 32nd Avenue; thence Northeasterly along the said Easterly line of 32nd Avenue 100.8 feet; thence North 89(degree)10'34" East 600 feet more or less to an intersection with the Easterly line of said Lot 5, Block 7; thence South 34(degree)56'04" West along said Easterly line of Lot 5, a distance of
176.6 feet to the place of beginning.

PARCEL B:

Lots 6, 7, and 8, Block 7, Columbia Valley Gardens No. 1 according to the plat thereof recorded in Volume 6, of Plats, Page 5, records of said county. EXCEPT that portion of Lot 6 which may be a part of Columbia and Cowlitz Railway.

PARCEL C:
Beginning at the Southwest corner of Lot 13, Block 7, Columbia Valley Gardens No. 1 according to the plat thereof recorded in Volume 6 of Plats, Page 5, records of said county, said point also being a point on the North line of Ocean Beach Highway; thence along the North line of Ocean Beach Highway and the South line of Lot 13 on a curve to the left having a radius of 11,409.93 feet, which bears North 9(degree)02'12" East an arc distance of 101.19 feet to the Southeast corner of Lot 13; thence across Lot 12, North 4(degree)24' East a distance of 275.98 feet to a point on the North line of Lot 12;

thence along the North line of Lots 12 and 13 North 85(degree)36' West a distance of 121.48 feet to the Northwest corner of Lot 13; thence along the West line of Lot 13 due South a distance of 269.07 feet to the point of beginning.

PARCEL D:

All that portion of Olympia Way as shown on plat of Columbia Valley Gardens No. 1 lying between the South line of the Columbia and Cowlitz Railroad right of way, and a line 15 feet Northwesterly of and parallel to the Westerly right of way of 30th Avenue, as shown on said plat; EXCEPT: Reservations and easements of record as provided in City of Longview Ordinance No. 1982.

PARCEL E:

All that portion of Lot 16, Block 6, Columbia Valley Gardens No. 1, according to the recorded plat thereof in Volume 6 of the plats, page 5, records of Cowlitz County, Washington, lying Southerly of the Columbia and Cowlitz Railway Company right of way.

PARCEL F:

Reciprocal easement for ingress, egress, parking as reserved in agreement recorded March 18, 1971, as Auditor's File No. 711096.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $491,259.24 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $408,638.37 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $390,774.39 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (30)
                                 Mill Plain, WA

                          MODIFICATION TO MASTER LEASE
                                (Mill Plain, WA)


     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     25. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                 MILL PLAIN, WA

                   In the County of Clark, State of Washington


That portion of the Northwest quarter of Section 34, Township 2 North, Range 2 East of the Willamette Meridian, described as follows:

BEGINNING at the Northwest corner of said Section 34; thence South 88(degree)46'58" East 169.85 feet; thence South 1(degree) 13'02" West 65.00 feet to the true point of beginning, said point being the intersection of the Easterly line of Interstate 205 and the Southerly line of Mill Plain Road, said point also being 70.00 feet right of Washington State Highway Department Station WE 4 51+69.79; thence South 88(degree)46'58" East 275.11 feet; thence along the arc of a curve to the right, having a radius of 3,130.00 feet, through a central angle of 3(degree) 13'29", an arc distance of 176.16 feet, the last two courses being parallel with and 70.00 feet distant from the centerline of Mill Plain Road; thence South 31 (degree) 59'36" East 48.58 feet to a point 40 feet left of Washington State Highway Department Station AR 4 22+75, said point also being on the Westerly line of Chkalov Drive; thence along said Westerly line, South 01(degree)42'15" West, 999.05 feet to the South line of Alexander Davis Donation Land Claim; thence along said South line North 87(degree)58'47" West 424.79 feet to the Easterly line of Interstate 205; thence along said Easterly line North 29 (degree) 39'56" West 80.27 feet to a point 191.23 feet right of Washington State Highway Department Station LR 187+34.20; thence continuing along said Easterly line North 1(degree)01'09" East 969.78 feet to the true point of beginning.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $932,702.37 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $775,838.79 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $741,922.34 per annum.

Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (31)
                                  Puyallup, WA

                          MODIFICATION TO MASTER LEASE
                                 (Puyallup, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     26. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  PUYALLUP, WA


The land referred to is located in the County of Pierce, State of Washington, and described as follows:

PARCEL A:

That part of Government Lot 7, Section 21, Township 20 North, Range 4, East of the W.M. 14, in Pierce County, Washington, lying Southerly of the inter county river improvement and Northerly of State Highway No. 5, as deed to the State of Washington by instrument recorded under Auditor's No. 1066356.

EXCEPT that part in Meridian Street.

EXCEPT the following described tract of land:
Beginning at a point 30 feet West of the Southeast corner of said Section 21; thence North 158.32 feet along West line of Meridian Street; thence West 416 feet; thence South 158.32 feet; thence East 416 feet to place of beginning.

EXCEPT the following described tract of land:
Beginning at a point 715 feet North and 30 feet West of the monument at the center of 2nd Street and 7th Avenue N.W., thence North along West line of said 2nd Street extended a distance of 150 feet; thence west parallel with said 7th Avenue N.W., a distance of 120 feet; thence South parallel with West line extended of said 2nd Street a distance of 150 feet; thence East to place of beginning.

EXCEPT the following described tract of land:
Commencing at a point the East line of said Section 21, 168.61 feet North of Southeast corner thereof; thence North 89(degree)58' West 30 feet to West line of Meridian Street; thence on said line of street North 426.51 feet; thence South 89(degree)54' West 722 feet; thence South 0(degree) 38' West 80.05 feet; thence North 69(degree)21' West 31.92 feet to true point of beginning for this description; thence South 0(degree)38' West 262.45 feet; thence South 20 (degree) 39' West 83.40 feet to Northerly line of primary State Highway No. 5; thence on said Northerly line of highway North 69(degree)21' West 255 feet; thence North 20(degree)49'51" East 330 feet; thence South 69(degree)21' East
164.10 feet to point of beginning.

EXCEPT the tracts of land conveyed to this State of Washington by instruments recorded under Auditor's Nos. 2364530 and 2364531;

EXCEPT that portion, if any, lying within the following described property:
Beginning at the intersection of Meridian Street and Union Avenue, now 5th Avenue N.W.; thence West 30 feet; thence North 01(degree) 03' West along West boundary line of said Meridian Street a distance of 1555 feet; thence South 89 (degree) 15' West 416 feet; thence South 1(degree) 03' East 122.5 feet to a point on the North boundary of State Highway No. 5; thence South 70(degree)09' East along said North boundary line of State Highway No. 5 a distance of 431.23 feet to beginning of a curve on said North boundary at a radius of 37.9 feet to West line of Meridian Street; thence Northeasterly along said curve 32.5 feet to West right of way line of Meridian Street; thence North 01(degree) 03" West
245.5 feet to point of beginning, and

EXCEPT the following described tract of land:
Beginning at the intersection of the centerline of S.R. #410 (River Road) with the centerline of 2nd Street N.W. located in the Southeast quarter of Section 21, Township 20 North, Range 4 East of the W.M.; thence Northwesterly along the centerline of said S.R. #410 40.27 feet; thence Northeasterly at right angles to said centerline 50 feet to the north right-of-way line of said S.R. #410 and true point of beginning; thence continue Northeasterly at right angles to the North right-of-way line of said S.R. #410 4 feet; thence Northwesterly parallel to and 4 feet Northerly of said North right-of-way 276 feet; thence Southwesterly at right angles 4 feet to the North right-of-way line of said S.R. #410; thence Southeasterly along said North right-of-way line 276 feet to true point of beginning.


PARCEL B:

All the rights and interests in land appurtenant to Parcel A described herein, set forth in Exhibit A attached to and made a part of Deed recorded under Auditor's No. 2049384, Records of Pierce County, Washington, including but not limited to the right of free ingress and egress for parking purposes to portions of Parcels #1 and #4 as described in said instrument, being a part of the following described property:

Commencing on the East line of Section 21, Township 20 North, Range 4 East of the W.M., 168.61 feet North of Southeast corner thereof; thence North 89(degree) 58' West 30 feet to West line of Meridian Street; thence on said line of street North 426.51 feet; thence South 89(degree)54' West 722 feet; thence South 0 degree 38' West 80.05 feet; thence North 69(degree)21' West 31.92 feet to true point of beginning for this description; thence south 0(degree)38' West 262.45 feet; thence South 20(degree)39' West 83.40 feet to Northerly line of primary State Highway No. 5; thence on said Northerly line of Highway North 69(degree) 21' West 255 feet; thence North 20(degree)49'51" East 330 feet; thence South 69 (degree) 21' East 164.10 feet to point of beginning. Particularly described in Exhibit "A" attached to and made a part of this deed.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $650,738.02 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $541,295.71 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $517,632.51 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (32)
                                  Richland, WA

                          MODIFICATION TO MASTER LEASE
                                 (Richland, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     11. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                                  RICHLAND, WA


That portion of Lot 11, Block 400, Plat of Richland, according to the plat thereof recorded in Volumes 6 and 7 of Plats, records of Benton, County, Washington, described as follows:

Beginning at the intersection of Wellsian Way and Elliot Street as shown on said Plat of Richland; thence S 00(degree)51'13" East along the centerline of said Wellsian Way, 2,555.00 feet; thence S 89(degree)08'47" West 40.00 feet to the West margin of said Wellsian Way and the True Point of Beginning; thence S 00(degree)51'13" E along the said margin, 1,396.00 feet to the Southeast corner of said Lot 11, Block 400; thence S 88(degree)04'02" W along the Southerly line of said Lot 11, 27.38 feet to a point of curve; thence continuing along said Southerly line, along the arc of a curve to the right having a radius of 900.62 feet, 80.37 feet through a central angle of 05(degree) 06'47"; thence N 16(degree)55'58" W, 58.99 feet to the point of curve; thence Northwesterly along said curve to the left, having a radius of 255.00 feet, 320.16 feet through a central angle of 71(degree)56'15" to the point of tangency; thence N 88(degree)52'13" W 95.00 feet; thence N 19 (degree) 03'45" W 463.46 feet to a point which lies 600 feet West, as measured at right angles to the East line of said Lot 11; thence N 00(degree)51'13" W parallel to said East line of Lot 11,
785.08 feet; thence Southeasterly along the arc of a curve to the left, having a radius of 230 feet, 191.31 feet through a central angle of 47(degree)39'27" to a point of tangency; thence N 89(degree)08'47" E, 430 feet to the True Point of Beginning.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $360,464.16 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $299,840.64 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $286,732.85 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                              Appendix 10I (33)(T)
                             (Tacoma) Lakewood, WA

Stoel Rives LLP                              97 FEB-5 PM1:20
Attention:  David W. Green                       RECORDED
950 Port of Portland Building                CATHYBEARSALL-STIPEK
700 NE Multnomah                             ___________ CO. WASH
Portland, OR  97232


                TERMINATION AGREEMENT AND ASSIGNMENT OF INTERESTS
                        (TL, Tacoma Lakewood, Washington)

     This Termination Agreement and Assignment of Interests (this "Agreement"), dated as of the day of February, 1997 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor (by assignment) under the Master Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Master Lease.

     Landlord has leased to Tenant, and Tenant has leased from Landlord, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest, FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon limited partnership, as landlord/lessor, and Tenant, as tenant/lessee, dated October 22, 1986, as amended (the "Master Lease"). Such Master Lease was an amended and restated lease, which modified and restated one or more prior leases of the Premises. Evidence of such Master Lease and such prior lease or leases is evidenced of record by certain memoranda of leases and/or other instruments listed on the attached Exhibit B (the "Memoranda").

     Tenant, as assignee of FRED MEYER REAL ESTATE PROPERTIES, LTD. pursuant to an Assignment of Leases and Rents dated October 22, 1986 and recorded on December 9, 1986 in the Official Records of Pierce County, Washington as Auditor's No. 8612090165 holds the lessor's interest under and to existing leases affecting portions of

-------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121
Property tax account No.:   0219021039  Portion Sec 1 Township 19 North Range 2
East
-------------------------------------------------------------------------------


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997
the Premises (for purposes hereof, the "Subleases"). Tenant's interest in such Subleases was then assigned, for collateral purposes, to Landlord at the closing of Landlord's purchase of the Premises, pursuant to the terms of an Assignment of Leases and/or Rents (the "Assignment"), by Tenant as assignor in favor of Landlord as assignee, which is more particularly described on the attached Exhibit B.

     The parties desire to evidence of record a termination of the Master Lease and to effect and record a termination of the Memoranda and release and reconveyance to Tenant of the interest of Landlord under the Assignment, in connection with the closing of the purchase of the Premises by Tenant as evidenced by a deed being recorded on the same date as this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Termination of Master Lease and Memoranda.

          The Master Lease and Memoranda listed on the attached Exhibit B are terminated as of the date of closing by Tenant of its acquisition of the Premises pursuant to the terms set forth herein, which is being effected simultaneously herewith (the "Termination Date"). As of the Termination Date, Landlord releases and assigns to Tenant all right, title and interest of Landlord pursuant to the Assignment and Tenant assumes all obligations under the Assignment.

          Effective as of the Termination Date, except as provided in paragraph 2 below, the parties shall have no further rights or obligations under the Master Lease.

     2.   Nature of Termination; No Release of Accrued Obligations.

          The termination hereunder is in the nature of an acceleration of the original expiration date of the Master Lease in connection with the purchase of the Premises by Tenant, and neither this Agreement nor the termination of the Master Lease shall in any way:

               (a) be deemed to excuse or release Tenant from any obligation or liability, including without limitation any obligation or liability under provisions of the Master Lease to indemnify, defend and hold harmless Landlord or other parties, or with


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997
respect to any breach or breaches of the Master Lease, which obligation or liability (i) first arises prior to the Termination Date, or (ii) arises out of or is incurred in connection with events or other matters which took place prior to the Termination Date, or

               (b) affect any obligation under the Master Lease which by its terms is intended to survive the expiration or sooner termination of the Master Lease.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

TENANT:                            ROUNDUP CO.,
                                   a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------
                                   Name:  Scott L. Wippel
                                        ---------------------------------------
                                   Title:  Vice President
                                         --------------------------------------


LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY,
                                   a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------
                                   Name:  Edward J. Hayes
                                        ---------------------------------------
                                   Title:  Asst. V.P.
                                         --------------------------------------

STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Scott L. Wippel, as Vice President of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires:  6/8/99


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

STATE OF OREGON
                                   ss.       [NOTARY SEAL]
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Edward
J. Hayes, as Asst. Vice President of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   RP BUSHNELL
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires  9/20/97


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                    EXHIBIT A
                        (TL, Tacoma Lakewood, Washington)


A parcel of land lying within the Northeast quarter of Section 2, Township 19 North, Range 2 East of the Willamette Meridian, and the Northwest quarter of
Section 1, Township 19 North, Range 2 East of the Willamette Meridian, North of 100th Street Southwest and East of 54th Avenue Southwest, described as follows:

Commencing at the center of the Northeast quarter of Section 2, Township 19 North, Range 2 East of the Willamette Meridian; thence North 89(degree)54'11" East 655.41 feet to a point on the centerline of 54th Avenue Southwest; thence along said centerline North 0(degree)44'30" West 59.05 feet; thence North 89 (degree) 15'30" East 35.00 feet to a point on the Easterly line of 54th Avenue Southwest, being a strip of land appropriated by Pierce County in Decree of Appropriation entered October 31, 1972 in Pierce County Superior Court Cause No. 209287, recorded under Auditor's No. 2481393, and the true point of beginning; thence along said Easterly line North 0(degree)44'30" West 72.45 feet; thence on a curve to the right having a radius of 681.20 feet and a central angle of 40 (degree) 42'18" an arc distance of 483.95 feet; thence North 39(degree)57'50" East 57.84 feet; thence leaving said Easterly line of 54th Avenue Southwest, South 89(degree)47'14" East 960.74 feet; thence South 0(degree)26'15" East
623.51 feet; thence North 89(degree)23'38" West 526.66 feet to a point on a line between said Sections 1 and 2; thence North 01(degree)02'45" West along said Section line 10.00 feet; thence South 89(degree)54'11" West 583.85 feet; thence on a curve to the right having a radius of 50.00 feet and a central angle of 89(degree)21'19" an arc distance of 77.98 feet to the true point of beginning, in Lakewood, Pierce County, Washington.

     EXCEPT that portion conveyed to Pierce County by Deed recorded under Auditor's No. 2605304.

     ALSO EXCEPT Lot 1 of PIERCE COUNTY SHORT PLAT NO. 76-459, according to Map recorded in Volume 11 of Short Plats at Page 29.

(Being balance of original Tract of Short Plat No. 76-459, according to Plat recorded September 7, 1976 in Volume 11 of Short Plats at Page 29.)

     TOGETHER WITH those appurtenant easements set forth in that mutual utility easement agreement dated April 11, 1974 and recorded May 3, 1974 under Auditor's No. 2551063.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

             Exhibit B - List of Matters of Record to be Terminated
                        (TL, Tacoma Lakewood, Washington)


1.   Memorandum of Lease.
     Lessor:             Fred Meyer Real Estate Properties, Ltd., an Oregon
                         Limited Partnership
     Lessee:             Roundup Co.
     Term:               November 1, 1982 until October 31, 1997 lessee shall
                         have the option to extend lease for an additional 10
                         years
     Dated:              December 18, 1985
     Recorded:           December 20, 1985
     Auditor's No.:      8512200348

     Said Memorandum refers to Unrecorded Master Lease including the terms and conditions thereof between the Lessor and the Lessee, dated November 1, 1982.

2.   Memorandum of Restated and Amended Lease, and the terms and conditions thereof:
     Lessor:             Fred Meyer Real Estate Properties, ltd., an Oregon
                         Limited Partnership
     Lessee:             Roundup Co., a Washington corporation
     Term:               20 years with the option to renew a total of seven
                         renewal terms of five years each, after the end of the
                         primary term from October 22, 1986 and ending October
                         31, 2006
     Dated:              November 25, 1986
     Recorded:           December 9, 1986
     Auditor's No.:      8612090164

     Said Lease being subordinate to the Deed of Trust recorded December 20, 1985 under Auditor's No. 8512200346, said subordination is subject however to the provisions of Paragraph 24 (subordination) under said unrecorded Lease and the provision of Paragraph 12 in that certain Lease Amendment Agreement recorded December 20, 1985 under Auditor's No. 8512200349.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

3.   Assignment of Master Leases:
     Assignor:           Fred Meyer Real Estate Properties, Ltd., an Oregon
                         Limited Partnership
     Assignee:           Metropolitan Life Insurance Company, a New York
                         corporation
     Dated:              November 25, 1986
     Recorded:           December 9, 1986
     Auditor's No.:      8612090167

4. Memorandum of First Amendment to Lease Agreement, and the terms and conditions thereof:
     Lessor:             Metropolitan Life Insurance Company, a New York
                         corporation
     Lessee:             Roundup Co., a Washington corporation
     Term:               20 years with the option to renew with seven renewal
                         terms of five years each, after the end of the primary
                         term from October 22, 1986 and ending October 31, 2006
     Dated:              November 25, 1986
     Recorded:           December 9, 1986
     Auditor's No.:      8612090168

5.   Agreement and the terms and conditions thereof:
     Between:            Fred Meyer Real Estate Properties, Ltd., an Oregon
                         Limited Partnership
     And:                Roundup Co., a Washington corporation
     Recorded:           December 20, 1985
     Auditor's No.:      851220349
     Regarding:          terms of lease

6.   Assignment of Leases and/or Rents and the terms and conditions thereof:
     Assignor:           Fred Meyer Real Estate Properties, Ltd., an Oregon
                         Limited Partnership
     Assignee:           Roundup Co., a Washington corporation
     Dated:              October 22, 1986
     Recorded:           December 9, 1986
     Auditor's No.:      8612090165

     Said instrument assigns the rights of Fred Meyer Real Estate Properties, Ltd., an Oregon Limited Partnership to Roundup Co., a Washington Corporation any subsequent leases after the Master Lease dated November 1, 1982.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

7.   Assignment of Leases and/or Rents and the terms and conditions thereof:
     Assignor:           Roundup Co., a Washington corporation
     Assignee:           Metropolitan Life Insurance Company, a New York
                         corporation
     Dated:              November 25, 1986
     Recorded:           December 9, 1986
     Auditor's No.:      8612090169


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997

                                Appendix 10I (34)
                              (Tacoma) Pacific, WA

                          MODIFICATION TO MASTER LEASE
                             ((Tacoma) Pacific, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     28. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                               TACOMA-PACIFIC, WA


     The land referred to is located in the County of Pierce, State of Washington, and described as follows:

PARCEL A:

     A tract of land containing a portion of Lot 2 and all of Lots 3 and 6 of T.J. Spooner's five acre lots, in Section 28, Township 20 North, Range 3 East of the Willamette Meridian, according to plat recorded in Book 1 of Plats at Page 65, records of Pierce County Auditor, lying within the Northeast quarter of the Southwest quarter of Section 28, Township 20 North, Range 3 East of the Willamette Meridian described as follows:

     Commencing at the Northwest corner of the Northeast quarter of the Southwest quarter of Section 28, Township 20 North, Range 3 East of the Willamette Meridian, said point being a monument at the intersection of South 72nd Street and South D Street; thence South 0(degree)12'15" East
     40.00 feet; thence North 89(degree)47'45" East 30.00 feet to a point which is the intersection of the East line of South D Street and the South line of South 72nd Street, said point being the true point of beginning; thence continuing along the said South line of South 72nd Street North 89(degree) 32'59" East 448.02 feet to a point 135.00 feet West of the West line of Pacific Avenue; thence South 0(degree)10'37" East and parallel with the said West line of Pacific Avenue 295.41 feet to a point on the North line of Lot 3 of said recorded plat; thence South 89(degree)59'30" East 135.00 feet along said North line of Lot 3 to a point on the West line of Pacific Avenue; thence along the West line of Pacific Avenue South 0(degree)10'37" East 663.60 feet to the Southeast corner of Lot 6 of said recorded plat; thence along the South line of said Lot 6, South 89(degree)59'29" West
     582.49 feet to a point 30 feet East of the Southwest corner of said Lot 6, said point being on the East line of South D Street; thence along the East line of South D Street North 0(degree)12'15" West 955.60 feet to the true point of beginning, in Tacoma, Pierce County, Washington.

     Except that portion thereof within the South 50 feet of the West 336.00 feet of Lot 6 of said plat, as conveyed to the City of Tacoma for street purposes by deed recorded under Auditor's No. 2442155.

     Together with the North 25 feet of the South 50 feet of the West 336.00 feet of said Lot 6 vacated by Ordinance No. 20553 of the City of Tacoma, recorded under Auditor's No. 2627212.

PARCEL B:

     A tract of land containing a portion of Lot 2 of T.J. Spooner's five-acre lots Section 28, Township 20 North, Range 3 East, according to plat recorded in Book 1 of Plats at Page 65, lying within the Northeast quarter of the Southwest quarter of Section 28, Township 20 North, Range 3 East of the Willamette Meridian, in Pierce County, Washington, described as follows:

     Commencing at the Northwest corner of the Northeast quarter of the Southwest quarter of Section 28, Township 20 North, Range 3 East of the Willamette Meridian, said point being a monument at the intersection of South 72nd Street and South D Street; thence South 0(degree)12'15" East
     40.00 feet; thence North 89(degree)47'45" East 30.00 feet to a point which is the intersection of the East line of South D Street and South line of South 72nd Street; thence continuing along the said South line of South 72nd Street North 89(degree)32'59" East 448.02 feet to a point 135.00 feet West of the West line of Pacific Avenue; thence South 0(degree)10'37" East and parallel with the said West line of Pacific Avenue 65 feet to a point, said point being the true point of beginning; thence continuing South 0(degree)10'37" East and parallel with the said West line of Pacific Avenue
     230.41 feet to a point on the North line of Lot 3 of said recorded plat; thence South 89(degree)59'30" East 135.00 feet along said North line of Lot 3 to a point on the West line of Pacific Avenue; thence along the West line of Pacific Avenue North 0(degree)10'37" West 230.41 feet; thence North 89(degree)59'30" West 135.00 feet to the point of beginning, in Tacoma, Pierce County, Washington.

PARCEL C:

     Lots 1 through 4, inclusive, Block 2, replat of West portion of Lot 7 of T.J. Spooner's five-acre lots, according to plat recorded in Book 14 of Plats at Page 47, in Tacoma, Pierce County, Washington.

     Together with the West 15 feet of "C" Street adjoining, vacated by Ordinance No. 20553 of the City of Tacoma, recorded under Auditor's No. 2627212 and

     Also together with that portion of the South 25 feet of the West 336.10 feet of Lot 6 of T.J. Spooner's five acre lots Section 28, Township 2 North, Range 3 East, according to plat recorded in Book 1 of Plats at Page 65, being an unnamed street, lying West of the centerline of "C" Street extended North vacated by Ordinance No. 20553 of the City of Tacoma recorded under Auditor's No. 2627212.

PARCEL D:

     That portion of the North 132.75 feet of Lot 7, T.J. Spooner's five acre lots in Section 28, Township 20 North, Range 3 East of the W.M. according to plat recorded in Book 1 of Plats at Page 65, lying East of C Street dedicated in the replat of West portion of Lot 7 of T.J. Spooner's five acre lots, according to plat recorded in Book 14 of Plats at Page 47, in Tacoma, Pierce County, Washington.

     Together with the East 15 feet of C Street adjoining vacated by Ordinance No. 20553 of the City of Tacoma recorded under Auditor's No. 2627212.

     Together with the adjoining portion of the South 25 feet of the West 336.14 feet of Lot 6 of T.J. Spooner's five acre lots Section 28, Township 20 North, Range 3 East, according to plat recorded in Book 1 of Plats at Page 65, being an unnamed street, lying East of the centerline of "C" Street extended North vacated by Ordinance No. 20553 of the City of Tacoma recorded under Auditor's No. 2627212.

PARCEL E:

     Commencing at the Southeast corner of Lot 7, T.J. Spooner's five acre lots in Section 28, Township 20 North, Range 3 East of the W.M., according to plat recorded in Book 1 of Plats at Page 65, thence West along South line of said Lot 7 to the Southeast corner of that certain tract of land conveyed by Louis M. Jezek to Louis Barrett and wife by deed recorded August 2, 1963 under Auditor's No. 2019716; thence North along East line of said tract, 99.45 feet; thence East parallel to South line of said Lot 7, to the West line of Pacific Avenue; thence South along said West line of Pacific Avenue to the point of beginning, in Tacoma, Pierce County, Washington.

     Except the South 30 feet thereof conveyed to City of Tacoma by deed recorded under Auditor's No. 2652868 which is a correction of deed recorded under Auditor's No. 2639802.

PARCEL F:

     Commencing at the Southeast corner of Lot 7 of the plat of T.J. Spooner's five acre lots Section 28, Township 20 North, Range 3 East, according to plat recorded in Book 1 of Plats at Page 65, thence running North along East line of said Lot 7, 99.45 feet to the true point of beginning; thence North along said East line of said lot, 99.45 feet; thence West parallel with the South line of said Lot 7, 177 feet; thence South parallel with the East line of said Lot 7, 99.45 feet;

     thence East parallel with the South line of said lot, 177 feet to the true place of beginning, in Tacoma, Pierce County, Washington.

PARCEL G:

     Commencing at the Southeast corner of Lot 7, T.J. Spooner's five acre lots in Section 28, Township 20 North, Range 3 East of W.M., according to plat recorded in Book 1 of Plats at Page 65, running thence North along the East line of said Lot 7, 99.45 feet; thence West parallel with the South line of said Lot 7, 177 feet to the true point of beginning; thence North parallel with the East line of said Lot 7, 99.45 feet to a point; thence West parallel with the South line of Lot 7, 140 feet to a point; thence South parallel with the East line of said Lot 7, 99.45 feet to a point; thence East parallel with the South line of said Lot 7, 140 feet to the true point of beginning, in Tacoma, Pierce County, Washington.

     Together with the portion of "C" Street adjoining, vacated by Ordinance No. 20553 of the City of Tacoma, recorded under Auditor's No. 2627212.

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $875,112.49 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $727,934.48 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $696,112.21 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                Appendix 10I (35)
                              (Tacoma) Stevens, WA

                          MODIFICATION TO MASTER LEASE
                             ((Tacoma) Stevens, WA)

     THIS MODIFICATION TO MASTER LEASE ("Modification"), dated as of February 4, 1997, by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor under the Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Lease.

          Landlord has leased to Tenant, and Tenant has leased from Landlord, for the lease term specified below, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest (Fred Meyer Real Estate Properties, Ltd.) and Tenant, dated October 22, 1986, as amended (the "Lease"), the landlord's/lessor's interest in which was assigned to Landlord pursuant to an Assignment of Master Lease dated November 25, 1986. The Lease currently includes seven successive renewal option terms after the end of the original lease term, which ends on December 8, 2006, at certain fixed rental amounts stated in the Lease. Each capitalized term not otherwise defined in this Modification will have the meaning stated in the Lease.

          FOR VALUE RECEIVED, Landlord and Tenant do hereby covenant and agree as follows:

     29. Exercise of First Three Renewal Options. Tenant hereby exercises its first three renewal options contained in the Lease. As a result, the current term of the Lease ("Current Term") will end on December 8, 2021, unless the Current Term is extended or earlier terminated in accordance with the provisions of the Lease. Subject to the conditions stated in the Lease, Tenant will continue to have four (4) additional successive options to extend the term thereafter for additional option terms of five (5) years each (each of which terms, if the respective option is exercised, is a "renewal term").

     2. Establishment of Revised Rent for Initial Renewal Terms. The Fixed Rent under this Lease will be as set forth in the attached Exhibit B, incorporated by this reference. Such Fixed Rent amounts are modifications to the Fixed Rent amounts stated in the Lease. Fixed Rent will be paid in equal monthly installments and otherwise in accordance with the terms of the Lease (as modified hereby).

     3. Revised Rent for Remaining Renewal Option Terms. During each renewal option term, the first of which commences December 9, 2021, the annual Fixed Rent shall be the greater of (i) the annual fair market rental value of the Premises for the five (5) year renewal term in question, paid in sixty (60) equal monthly payments over the renewal term, based on the highest and best retail use of the Premises in its "as is" condition assuming a


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
lease of the Premises at arm's length to a non-captive tenant ("Fair Market Rent"), or (ii) one hundred and ten percent (110%) of the Fixed Rent payable at the end of the immediately preceding lease term, or renewal option term, as applicable (the "Rent Minimum"). (For example, if the annual Fixed Rent payable for the year immediately preceding the renewal term in question was $1,800,000, or $150,000 monthly, the Rent Minimum would be $1,980,000 or $165,000 monthly, each month, for the five year renewal term in question. The annual Fixed Rent for the renewal term in question would be the greater of the annual Fair Market Rent paid in equal monthly installments, or $1,980,000 paid $165,000 monthly). Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay rent for the renewal term.

     If at the commencement of the renewal term in question the Fair Market Rent has not been determined pursuant to paragraphs 3 or 4, the Fixed Rent shall be paid in the amount of the Rent Minimum and a retroactive adjustment shall be made as a lump-sum paid within 30 days after such a determination is made, but only if the Fair Market Rent is higher ("Retroactive Adjustment").

     On the date Tenant gives Landlord written notice of its exercising an option to renew this Lease for a renewal term, but no earlier than twelve (12) calendar months prior to the commencement of the renewal term in question (the "Initial Determination Date"), the parties shall discuss and attempt to determine the Fair Market Rent by mutual agreement pursuant to the following procedure. On the Initial Determination Date, Tenant will notify Landlord as to Tenant's opinion of such Fair Market Rent. Landlord will notify Tenant, within sixty (60) days after the Initial Determination Date, as to Landlord's opinion of the Fair Market Rent. If the Landlord's opinion is higher than the Rent Minimum and the parties are unable to reach agreement within ninety (90) days after the Initial Determination Date and Landlord's opinion of such Fair Market Rent, if rendered by Landlord, is greater than the Rent Minimum, then either party may initiate the appraisal procedure in paragraph 4 below. If Landlord's opinion of such Fair Market Rent is equal to or less than the Rent Minimum, than the Rent Minimum shall be the Fixed Rent for such renewal term.

     4. Appraisal Procedure. A party may initiate the appraisal procedure for determining such Fair Market Rent, pursuant to paragraph 3, by giving written notice to the other of its election to require that the Fair Market Rent be determined by appraisal. In such event, each party within thirty (30) days thereafter shall appoint an appraiser having the qualifications stated below and notify the other party as to the name and address of its appraiser. If a party fails to appoint an appraiser within the 30-day period, the single appraiser appointed shall constitute the sole appraiser for the purpose of determining the applicable Fair Market Rent. Each appraiser will be instructed to attempt to reach a consensus with the other appraiser (if applicable) as to the Fair Market Rent of the Premises.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     If such consensus is not reached within sixty (60) days of the appointment of the first appraiser, then each appraiser shall, by the end of the sixtieth
(60th) day separately provide a written statement of its determination of the Fair Market Rent (which may be in letter form and state only the appraiser's summary opinion of the Fair Market Rent), to be delivered to the other appraiser and each party. The Fair Market Rent shall then be determined by averaging the opinion of the two appraisers, unless the higher of the two appraisals exceeds the lesser by ten percent (10%), in which case a third appraisal shall be selected within twenty (20) days of such determination by the two appraisers. The third appraiser shall render an appraisal of the Fair Market Rent within thirty (30) days of the appointment of the third appraiser. The Fair Market Rent shall be determined by averaging the two of the three appraisals that are the closest to each other. If the two appraisers appointed by the parties fail to appoint a third appraiser (if required) within the required time period, either party may apply to the US District Court for the judicial district in which the Premises is located, for the appointment of the third appraiser. The date that the Fair Market Rent is finally determined and communicated to the parties in writing pursuant to this paragraph 4 is the "Final Determination Date".

     All appraisers shall be independent third parties not affiliated with the parties and members in good standing of the American Institute of Real Estate Appraisers, or successor organization, and shall have, immediately preceding their appointment, at least five (5) years' continuous experience in appraising commercial real property, including three (3) years' experience in appraising retail real property, in the state in which the Premises are located.

     Tenant and Landlord shall each bear the cost of its own appraiser and shall share equally the cost of the third appraiser, if any. Each party will bear its own costs and attorneys' fees in connection with any proceeding related to the appointment of the appraisers which is not attributable to the other party's failure to appoint an appraiser with qualifications herein provided with the time periods provided above.

     5. Option To Terminate. If Fair Market Rent is determined pursuant to paragraph 4 and if the annual Fair Market Rent is: (a) with respect to the renewal option term commencing December 9, 2021, greater than one hundred and seventy five percent (175%) of the annual Fixed Rent for the lease year immediately preceding the option term which commences December 9, 2021, or (b) with respect to all subsequent renewal option terms, greater than one hundred and twenty five percent (125%) of the annual Fixed Rent for the last year of the immediately preceding renewal option term, then Tenant will have the following option to terminate the Lease (the "Option to Terminate") by (i) notifying Landlord of its exercise of the Option to Terminate within thirty (30) days after the Final Determination Date (the date of delivery to Landlord of such notice is the "Notice Date"), (b) paying to Landlord on the Notice Date that portion of the Retroactive Adjustment, if any, then accrued, and (iii) paying to Landlord on the Notice Date a termination fee equal to the Fixed Rent for the last three (3) full months of the term, as it may be extended


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
pursuant to this paragraph 5. If Tenant timely exercises the Option to Terminate, the Lease shall terminate on the later of (i) six (6) calendar months after notice of the Option to Terminate is given, or (ii) the end of the Lease term as if tenant had not exercised its option to extend.

     6. Other Modifications to Lease. For purposes of calculating the purchase price for the Premises in the event the purchase option set forth in Section 22 in the Lease is exercised, the definition of Fixed Rent for purposes of such purchase options will be treated as follows:

          (i) if the purchase option is exercised pursuant to Section 22.1 of the Lease, the Fair Market Value will be determined by assuming that "Fixed Rent" would be the amounts which would have been fixed rent as if this Lease not been modified by this Modification, and as such fixed rent would have been adjusted by the "Renewal Terms" as if this Lease had not been modified by this Modification. The purchase price under Section 22.1 will include the Additional Premium as set forth in such Section (i.e., a 20% Additional Premium at the end of the Current Term, a 15% Additional Premium at the end of the first Renewal Term hereunder, and with such Additional Premium thereafter declining 5 percentage points for each successive Renewal Term, cumulatively, until the last Renewal Term hereunder, in which no Additional Premium is due).

          (ii) if the purchase option under conditions of economic disutility is exercised pursuant to Section 22.6 of the Lease, the Fair Market Value will be determined at the revised Fixed Rent established pursuant to the provisions of this Modification, and not the amounts stated in paragraph 4.1 of the Lease.

     Other than as provided above, all provisions of Section 22 of the Lease will continue to be applicable, and the parties will follow the procedures set forth therein.

     7. Concurrent Leases. From and after the closing date of the purchase of six shopping centers by Fred Meyer and the Clackamas Distribution Center by Fred Meyer's designee, the "Concurrent Leases" (as defined in the Lease and its attached Exhibit C) will exclude such shopping centers and distribution center.

     Pursuant to an Agreement concerning Miscellaneous Parcels of even date herewith (the "Pad Agreement", Tenant is acquiring the right to acquire a portion of the Premises from Landlord on certain terms and conditions. The Parcel(s) being purchased pursuant to such Agreement will be deemed to be excluded from the "Premises" as of the date of closing of the purchase.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

     8. Modifications to this Agreement. This Modification cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     9. Non-Impairment of the Lease. This Modification constitutes a modification of certain provisions of the Lease but is not a novation of the Lease. Except as specifically modified hereby or as the parties otherwise agree in a written instrument duly executed by both parties as a modification of the Lease, the Lease continues in full force and effect in accordance with its terms.

     10. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate the transaction contemplated by this Modification.

     11. Counterparts. This Modification may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     12. Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Modification. The parties intend to be bound by the signatures on the telecopied documents, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Modification based on the forms of signature.

     13. Severability. If any provision of this Modification is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Modification shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     14. Applicable Law. This Modification shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     15. Captions. The section headings appearing in this Modification are for convenience or reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     16. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Modification and that the normal rule of construction to the effect


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification or any exhibits or amendments hereto.

     17. Attorneys' Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees at trial, on appeal of such suit or action, upon any petition for review or in connection with any arbitration proceeding between the parties, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys' fees incurred in enforcing the terms of this Agreement prior to or separate from such trial or appeal or other action or proceeding. As used herein, "attorneys' fees" will include (without limitation) both attorney's and paralegals' fees and expenses.

     18. Waiver. Any failure by a party at any time to require performance of any provision of this Modification shall not limit the party's right to enforce the provision in the future. Any waiver of any breach of any provision shall not be a waiver of any succeeding breach or a waiver of the provision itself or any other provision of this Modification.

     19. Recordation. This Modification may not be recorded to any party hereto without the prior written consent of the other party hereto. The parties will, however, co-operate with each other concerning the execution and recordation of a Memorandum of Lease in substantially the same form as attached to the Lease as an exhibit, with modifications to evidence the exercise of the renewal options hereunder (but without a statement of the rental provisions herein or in the Lease).

     20. Notices. Any notice pursuant to this Modification shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United Sates Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designed by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in the accordance with the preceding sentence, the addresses for notice given pursuant to this Modification shall be as follows:


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

If to Metropolitan:                   If to Fred Meyer:

Metropolitan Life Insurance Company   Fred Meyer, Inc.
Real Estate Investments               Real Estate Division
101 Lincoln Centre Drive, 6th Floor   3800 SE 22nd Avenue
Foster City, California  94404        Portland, Oregon  97202
Attention: Assistant Vice President   Attention:  Senior Vice President,
Telephone No. (415) 574-8181                      Director of Real Estate
Telecopy No. (415) 349-4615           Telephone No. (503) 797-3450
                                      Telecopy No. (503) 797-3539
With a copy to:
                                      If any notice to Fred Meyer is mailed,
Metropolitan Life Insurance Company   the address for notices will not be the
Real Estate Investments               street address shown herein but will be:
200 Park Avenue                       PO Box 42121, Portland, Oregon 97242.
New York, New York  10166
Attention:  Senior Vice President -   With a copy to:
            Real Estate Investments
                                      Fred Meyer, Inc.
                                      Real Estate Division
                                      3800 SE 22nd Avenue
                                      Portland, Oregon  97202
                                      Attention:  Corporate Real Estate Counsel
                                      Telephone No. (503) 797-7390
                                      Telecopy No. (503) 797-5623

          IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                          METROPOLITAN LIFE INSURANCE
                                   COMPANY, a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------

                                   Name: Edward J. Hayes
                                        ---------------------------------------

                                   Title:  Asst. V.P.
                                         --------------------------------------


TENANT:                            ROUNDUP CO., a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------

                                   Name:  Scott L. Wippel
                                        ---------------------------------------

                                   Title:  V.P.
                                         --------------------------------------


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Scott L. Wippel as V.P. of ROUNDUP CO., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires: 6/8/99


STATE OF OREGON                     )
                                    ) ss.
County of Multnomah                 )

     This instrument was acknowledged before me this 4th day of February, 1997, by Edward J. Hayes as Asst. V.P. of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation.

                                   FRANCES FOLEY
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My Commission Expires:  9/1/98


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                                    EXHIBIT A
                               TACOMA-STEVENS, WA


Located in the County of Pierce, State of Washington, and described as follows:

A parcel of land lying within the South half of the Southwest quarter of Section 1, Township 20 North, Range 2 East of the Willamette Meridian, in Pierce County, Washington, described as follows:

Commencing at the Southeast corner of the Southwest quarter of Section 1, Township 20 North, Range 2 East of the Willamette Meridian, said point being a monument at the intersection of South 19th Street and Mason Avenue; thence along the South line of said Section 1, Township 20 North, Range 2 East of the W.M., said line being the centerline of South 19th Street North 89(degree)50'09" West
328.60 feet; thence North 0(degree)09'51" East 45.00 feet to the true point of beginning; thence along the North line of South 19th Street North 89(degree) 50'09" West 54.36 feet; thence North 0(degree)09'51" East 5.00 feet; thence North 89(degree)50'09" West 280.00 feet to a point on the West line of the Southeast quarter of the Southeast quarter of the Southwest quarter of said
Section 1, Township 20 North, Range 2 East of the Willamette Meridian; thence continuing North 89(degree)50'09" West 104.00 feet; thence South 63(degree) 28'42" West 22.27 feet to a point which is North 89(degree)50'09" West 124.00 feet from said East line of said subdivision; thence North 89(degree)50'09" West
537.15 feet to a point on the West line of the Southeast quarter of the Southwest quarter of said Section 1, Township 20 North, Range 2 East of the Willamette Meridian; thence along the said West line North 0(degree)21'28" West
40.00 feet; thence North 89(degree)50'09" West 54.75 feet to a point on the West line of Gove Street (formerly Page Street) produced North in the plat of West Park Addition to Tacoma, Wash., according to plat recorded in Book 6 of Plats at Page 9, Records of Pierce County Auditor; thence leaving the North line of South 19th Street, North 0(degree)42'12" East 581.16 feet along the West line of said Gove Street produced North; thence South 89(degree)54'31" East 43.99 feet to the Northwest corner of the Southwest quarter of the Southeast quarter of the Southwest quarter of said Section 1, Township 20 North, Range 2 East of the Willamette Meridian; thence along the North subdivision line South 89(degree)54'31" East 479.93 feet; thence South 0(degree)59'29" West 10.0 feet; thence South 89(degree)54'31" East 180.36 feet; thence North 0(degree) 26'36" West 10.00 feet to a point on the South line of South 18th Street; thence South 89(degree)54'31" East 322.54 feet along said South line of South 18th Street to a point on the westerly line of Stevens Street; thence along the westerly line of Stevens Street as conveyed to the City of Tacoma by deeds recorded under Auditor's Nos. 1842953, 2469185 and 1842960, on a curve to the left having an arc distance of 275.64 feet having a radius of 1957.00 feet and a central angle of 08(degree)04'12"; thence South 22(degree)55'46" East 77.88 feet; thence South 22(degree)53'13" East 39.34 feet; thence South 89(degree) 50'09" East 2.17 feet; thence South 22(degree)53'13" East 74.99 feet; thence leaving said Westerly line of Steven Street North 89(degree)50'09" West and parallel with the centerline of South 19th Street 148.86 feet; thence South 0 (degree) 09'51" West 180.00 feet to the true point of beginning.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                             Exhibit B - Fixed Rent


The Fixed Rent under this Lease through the end of the Primary Term stated therein on December 8, 2006. From December 9, 2006 through December 8, 2011, the Fixed Rent will be $600,935.98 per annum. From December 9, 2011 through December 8, 2016, the Fixed Rent will be $499,869.47 per annum. From December 9, 2016 through December 8, 2021, the Fixed Rent will be $478,017.26 per annum.


Fred Meyer - Metropolitan Life
Lease Modification Agreement
February 4, 1997

                              Appendix 10I (36)(T)
                      (Distribution Center) Clackamas, OR

Recordation Requested by
         and
After recordation return to:

Stoel Rives LLP
Attention:  David W. Green
950 Port of Portland Building
700 NE Multnomah
Portland, OR  97232                (Space reserved for recorder's use)
-------------------------------------------------------------------------------

                TERMINATION AGREEMENT AND ASSIGNMENT OF INTERESTS
                  (CL-DC Clackamas Distribution Center, Oregon)

     This Termination Agreement and Assignment of Interests (this "Agreement"), dated as of the day of February, 1997 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (hereinafter referred to as "Landlord"), as landlord/lessor (by assignment) under the Master Lease described below, and ROUNDUP CO., a Washington corporation (hereinafter referred to as "Tenant"), as tenant/lessee under such Master Lease.

     Landlord has leased to Tenant, and Tenant has leased from Landlord, certain real property described in the attached Exhibit A (the "Premises"), pursuant to the terms of a Lease Agreement, between Landlord's predecessor in interest, FRED MEYER REAL ESTATE PROPERTIES, LTD., an Oregon limited partnership, as landlord/lessor, and Tenant, as tenant/lessee, dated October 22, 1986, as amended (the "Master Lease"). Such Master Lease was an amended and restated lease, which modified and restated one or more prior leases of the Premises. Evidence of such Master Lease and such prior lease or leases is evidenced of record by certain memoranda of leases and/or other instruments listed on the attached Exhibit B (the "Memoranda").

     Tenant, as lessee of FRED MEYER REAL ESTATE PROPERTIES, LTD. pursuant to a Restated and Amended Lease dated November 25, 1986 and recorded on December 9, 1986 in the Official Records of Clackamas County, Oregon as Fee No. 86 49140 holds the lessor's interest under and to existing leases affecting portions of the Premises (for purposes hereof, the "Subleases"). Tenant's interest in such Subleases was then assigned, for collateral purposes, to Landlord at the closing of Landlord's purchase of the Premises, pursuant to the terms of

-------------------------------------------------------------------------------
Until a change is requested, all tax statements shall be sent to the following address: c/o Fred Meyer, Inc., 3800 SE 22nd Avenue, PO Box 42121, Portland, Oregon 97242-0121
Property tax account No.:
-------------------------------------------------------------------------------

Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997
an Assignment of Leases and/or Rents (the "Assignment"), by Tenant as assignor in favor of Landlord as assignee, which is more particularly described on the attached Exhibit B.

     The parties desire to evidence of record a termination of the Master Lease and to effect and record a termination of the Memoranda and release and reconveyance to Tenant of the interest of Landlord under the Assignment, in connection with the closing of the purchase of the Premises by First Security Bank, National Association, as Owner Trustee ("Bank"), as evidenced by a deed being recorded on the same date as this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Termination of Master Lease and Memoranda.

          The Master Lease and Memoranda listed on the attached Exhibit B are terminated as of the date of closing by Bank of its acquisition of the Premises pursuant to the terms set forth herein, which is being effected simultaneously herewith (the "Termination Date"). As of the Termination Date, Landlord releases and assigns to Tenant all right, title and interest of Landlord pursuant to the Assignment and Tenant assumes all obligations under the Assignment.

          Effective as of the Termination Date, except as provided in paragraph 2 below, the parties shall have no further rights or obligations under the Master Lease.

     2.   Nature of Termination; No Release of Accrued Obligations.

          The termination hereunder is in the nature of an acceleration of the original expiration date of the Master Lease in connection with the purchase of the Premises by Bank, and neither this Agreement nor the termination of the Master Lease shall in any way:

               (a) be deemed to excuse or release Tenant from any obligation or liability, including without limitation any obligation or liability under provisions of the Master Lease to indemnify, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Master Lease, which obligation or liability (i) first arises prior to the Termination Date, or
(ii) arises out of or is incurred in connection with events or other matters which took place prior to the Termination Date, or

               (b) affect any obligation under the Master Lease which by its terms is intended to survive the expiration or sooner termination of the Master Lease.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

TENANT:                            ROUNDUP CO.,
                                   a Washington corporation


                                   By:  SCOTT L. WIPPEL
                                      -----------------------------------------
                                   Name:  Scott L. Wippel
                                        ---------------------------------------
                                   Title:  Vice President
                                         --------------------------------------


LANDLORD:                          METROPOLITAN LIFE INSURANCE COMPANY,
                                   a New York corporation


                                   By:  EDWARD J. HAYES
                                      -----------------------------------------
                                   Name:  Edward J. Hayes
                                        ---------------------------------------
                                   Title:  Asst. V.P.
                                         --------------------------------------



STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Scott L. Wippel, as Vice President of ROUNDUP CO.., a Washington corporation.

                                   LUDELL E. CORNILSEN
[NOTARY SEAL]                      --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires:  6/8/99


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

STATE OF OREGON
                                   ss.
County of Multnomah
------------------------------

     This instrument was acknowledged before me on February 4, 1997, by Edward
J. Hayes, as Assistant Vice President of METROPOLITAN LIFE COMPANY, a New York corporation.

                                   LUDELL E. CORNILSEN
                                   --------------------------------------------
                                   Notary Public for Oregon
                                   My commission expires  6/8/99


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

                                    EXHIBIT A
                  (CL-DC Clackamas Distribution Center, Oregon)

A tract of land located in the South one-half of Section 10, Township 2 South, Range 2 East, of the Willamette Meridian, in the County of Clackamas and State of Oregon, more particularly described as follows:

Commencing at the Southeast corner of said Section 10; thence North along the East line of said Section 10, a distance of 512.43 feet; thence North 89(degree) 43'10" West a distance of 28.88 feet to a point which is 30.00 feet Westerly of, when measured at right angles to, the center line of a road known as SE 122nd Avenue, said point also being the true point of beginning of the tract herein to be described; thence continuing North 89(degree)43'10" West, a distance of 3575.08 feet to a point in the West line of that certain tract of land conveyed to Southern Pacific Company by Bargain and Sale Deed recorded April 4, 1962 in Volume 601, page 302, Deed Records; thence North 0(degree)05'10" East along the West line of said Southern Pacific Company tract, a distance of 759.89 feet to the most Southerly Northwest corner thereof; thence North 89(degree)40'00"
East, along the North line of said Southern Pacific Company tract, a distance of
115.00 feet; thence North 01(degree)05'10" East, along the West line of said Southern Pacific Company tract, a distance of 157.00 feet to the most Northerly Northwest corner thereof; thence North 89(degree)40'00" East, along the North line of said Southern Pacific Company tract, a distance of 192.80 feet (Volume 601, page 302 calls 182 feet) to the Northeast corner thereof said corner also being in the West line of that certain tract of land conveyed to Southern Pacific Company by Bargain and Sale Deed recorded April 4,1962 in Volume 601, page 296, Deed Records: thence North 0(degree)29'10" West, along the West line of last said Southern Pacific Company tract, a distance of 220.00 feet to a point in the Southerly line of Clackamas Highway (State Highway No. 212) said point being 60 feet Southerly of, when measured at right angles to, the center line of said Clackamas Highway (1900 relocation as noted in Warranty Deed Fee No. 82 6071); thence North 89(degree)40'00" East, along the South line of said Clackamas Highway, a distance of 3022.10 feet to a point in the East line of that certain tract of land conveyed to Southern Pacific Company by Bargain and Sale Deed recorded April 4, 1962 in Volume 601, page 288, Deed Records; thence South along said East line and the Southerly extension thereof, a distance of
780.38 feet to a point in the North line of that certain tract of land conveyed to Southern Pacific Company by Bargain and Sale Deed recorded April 4, 1962 in Volume 601, page 290, Deed Records; thence East along the North line of last said Southern Pacific Company tract, a distance of 245.68 feet to a point in the West line of SE 122nd Avenue, said point being 30 feet Westerly of, when measured at right angles to, the center line of said SE 122nd Avenue; thence South along the West line of said SE 122nd Avenue, a distance of 393.37 feet to the point of beginning.

EXCEPTING THEREFROM that portion of said property lying below a depth of 500 feet measured vertically from the contour of the surface thereof.


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 4, 1997

             Exhibit B - List of Matters of Record to be Terminated
                  (CL-DC Clackamas Distribution Center, Oregon)


1.   Lease, including the terms and provisions thereof
     Dated          :    September 19, 1977
     Recorded       :    September 19, 1977 as Fee No. 77 37740
     Lessor         :    Fred Meyer Properties, Inc., an Oregon corporation
     Lessee         :    Roundup Co., a Washington corporation

2.   Lease, including the terms and provisions thereof
     Dated          :    November 13, 1978
     Recorded       :    November 13, 1978 as Fee No. 78 48611
     Lessor         :    Fred Meyer Properties, Inc., an Oregon corporation
     Lessee         :    Roundup Co., a Washington corporation

3.   The Lessor's interest in said Lease was assigned by instrument
     Dated          :    December 11, 1981
     Recorded       :    February 4, 1982 as Fee No. 82 3404
     From           :    Fred Meyer Properties, Inc., an Oregon corporation
     To             :    Fred Meyer Real Estate Properties, Ltd., an Oregon
                         limited partnership

4.   The Lessee's interest in said Lease was assigned by instrument
     Dated          :    December 11, 1981
     Recorded       :    February 4, 1982 as Fee No. 82 3405
     From           :    Roundup Co., a Washington corporation
     To             :    RU Acquisition Corporation, a Washington corporation

5. Memorandum of Restated and Amended Lease, including the terms and provisions thereof
     Dated          :    November 25, 1986
     Recorded       :    December 9, 1986 as Fee No. 86 49140
     Lessor         :    Fred Meyer Real Estate Properties, Ltd., an Oregon
                         limited partnership
     Lessee         :    Roundup Co., a Washington corporation

6. The Lessor's interest in said Lease was assigned by various assignments the last of which was
     Dated          :    November 25, 1986
     Recorded       :    December 9, 1986 as Fee No. 86 49145
     From           :    Roundup Co., a Washington corporation
     To             :    Metropolitan Life Insurance Company, a New York
                         corporation

     The terms and provisions of the above Memorandum of Lease were amended by instrument
     Recorded       :    December 9, 1986 as Fee No. 86 49144


Fred Meyer - Metropolitan
Termination of Lease and Recorded Interests
February 3, 1997